Exhibit 10.4

WARRANT AGREEMENT

between

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

As Warrant Agent

Dated as of September 24, 2012

Warrants To Purchase Common Stock

i

	8.1	No Voting or Dividend Rights	35

	8.2	Rights of Action	35

	8.3	Treatment of Holders of Warrant Certificates	35

9.	Concerning the Warrant Agent		36

	9.1	Nature of Duties and Responsibilities Assumed	36

	9.2	Right to Consult Counsel	37

	9.3	Compensation, Reimbursement and Indemnification	38

	9.4	Warrant Agent May Hold Company Securities	38

	9.5	Resignation and Removal; Appointment of Successor	38

10.	Notices		39

	10.1	Notices Generally	39

	10.2	Required Notices to Holders	40

11.	Inspection		42

12.	Amendments		42

13.	Waivers		43

14.	Successor to Company		43

15.	Headings		43

16.	Counterparts		43

17.	Severability		44

18.	Persons Benefiting		44

19.	Applicable Law		44

20.	Entire Agreement		44

21.	Termination		44

ii

Exhibit A	Form of Warrant Certificate

iii

WARRANT AGREEMENT

AGREEMENT dated as of September 24, 2012 between Aventine Renewable Energy Holdings, Inc., a Delaware corporation (referred to herein as the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as warrant agent (referred to herein as the “Warrant Agent”).

As contemplated by that certain Restructuring Agreement dated as of August 17, 2012 (as amended or supplemented from time to time, including any exhibits, supplements, annexes, appendices and schedules thereto, the “Restructuring Agreement”), the Company proposes to issue and deliver in respect of the Company’s issued and outstanding Common Stock as of the Original Issue Date, other than the shares of Common Stock issued pursuant to that certain Subscription Agreement, dated the date hereof (the “Subscription Agreement”), among the Company and the Subscribers (as defined therein), its Warrant Certificates (as defined below) evidencing Warrants (as defined below) to purchase, under certain circumstances, up to an aggregate of 787,855 shares of its Common Stock (as defined below), subject to adjustment as provided herein. Each such Warrant shall entitle the registered owner thereof to purchase one share of the Common Stock, subject to adjustment as provided herein.

In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company, the Warrant Agent and the record holders of the Warrant Certificates, the Company and the Warrant Agent each hereby agree as follows:

1.                                       Definitions.

“Affiliate,” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.  Notwithstanding the foregoing, solely for the purpose of the definition of Affiliate, no Holder shall be deemed to Control the Company solely because such Holder (or an Affiliate of an Approved Fund, in its capacity as a New Equity Holder (as defined in the Amended and Restated Senior Term Loan Credit Facility):  (i) has the right to, or otherwise participates in, the selection of the initial Board of Directors on the Original Issue Date; (ii) has the right to, or otherwise participates in, the selection of any observer to the Board of Directors from time to time; (iii) is the owner of Common Stock so long as such Holder, together with its Affiliates and Approved Funds, owns less than 40% of the Common Stock on a Fully-Diluted Basis; or (iv) may be deemed to be acting together with other New Equity Holders as a group (within the meaning of Section 13(d) of the Exchange Act, or any successor provision thereto).

“Agreement” means this agreement as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

“Amended and Restated Senior Term Loan Facility” means that certain Amended and Restated Senior Secured Term Loan Credit Agreement, dated as of the September 24, 2012,

among the Company, as borrower, the lenders from time to time party thereto and Citibank, N.A., as collateral agent and administrative agent, as may be amended, restated, supplemented, or otherwise modified from time to time.

“Applicable Value Percentage” means, with respect to any Property Dividend designated as an “Excluded Dividend” pursuant to the definition of “Excluded Dividend”, the percentage determined by dividing (i) the portion applicable to one share of Common Stock of the fair market value (as determined reasonably and in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution filed with the Warrant Agent) of any and all securities, cash or other assets distributed in such Property Dividend by (ii) the Current Market Price of the Common Stock on the date for determination of stockholders entitled to receive such Property Dividend.

“Applicable Value Percentage” means, with respect to any Company Offer designated as an “Excluded Company Offer” pursuant to the definition of “Excluded Company Offer”, the percentage determined by dividing (A) the difference between (i) the fair market value (as determined reasonably and in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution filed with the Warrant Agent) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares, and (ii) the product of the Current Market Price per share on the date of the Company Offer Expiration Time and the number of Purchased Shares, by (B) the product of (i) the Current Market Price per share of the Common Stock on the date of the Company Offer Expiration Time and (ii) the number of shares of Common Stock outstanding (including any tendered shares) on the date of the Company Offer Expiration Time.

“Approved Fund” means any Fund that is administered or managed by (i) a Holder, (ii) an Affiliate of a Holder or (iii) an entity or an Affiliate of an entity that administers or manages a Holder.

“Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.

“Board Resolution” means a copy of a resolution certified by the secretary or an assistant secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Warrant Agent.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a legal holiday in the State of New York or a day on which banking institutions and trust companies in the state in which the Corporate Agency Office is located are authorized or obligated by law, regulation or executive order to close.

“Capital Stock” means (i) in the case of a corporation, corporate stock (including all classes of common stock and preferred stock); (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership

(whether general or limited) or limited liability company interests; and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Cashless Exercise” has the meaning set forth in Section 3.2(c)(ii).

“Change of Control” means the occurrence of any of the following:

(i)                                     the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole, to any “person” (within the meaning of Section 13(d) of the Exchange Act) other than the Company or any of its Subsidiaries;

(ii)                                  the Company’s stockholders approve a plan for the liquidation or dissolution of the Company;

(iii)                               any Person or Persons acting together that would constitute a group (for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto) (a “group”), together with any Affiliates or related Persons thereof, other than any such Person, Persons, Affiliates or related Persons who are Permitted Holders, is or becomes the “beneficial owner” (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time or only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the voting power of the Voting Stock of the Company; or

(iv)                              individuals who on the Original Issue Date constituted the Board of Directors (together with any new directors appointed pursuant to the terms of the Stockholders Agreement or whose election by the Board of Directors or whose nomination by the Board of Directors for election by the Company’s stockholders was approved by a vote of at least a majority of the Board of Directors then in office who either were members of the Board of Directors on the Original Issue Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office.

provided, however, that in no event shall the sale of the Common Stock to an underwriter or group of underwriters in privity of contract with the Company (or any other Person in privity of contract with such underwriters) be deemed to be a Change of Control unless such Common Stock is held in an investment account, in which case the investment account would be treated without giving effect to the foregoing part of this proviso.

“Change of Control Expiration Time” means, with respect to any Change of Control, (i) if (but only if) such Change of Control constitutes a CoC Transaction, immediately prior to the time of consummation of such Change of Control; or (ii) otherwise, the later of:

(A)                              5:00 p.m., New York time on the date 20 days after the earlier of (x) the date on which notice of the consummation of such Change of Control has been duly given by the Company under and in accordance with the fourth paragraph of Section 10.2 and (y) the date (if any) on which notice of the possible future occurrence thereof was duly given by the Company under and in accordance with the second paragraph of Section 10.2, and

(B)                                immediately after the time of consummation of such Change of Control.

“CoC Transaction” means any Transaction that constitutes a Change of Control and as a result of which, in accordance with Section 4.1(j), a Warrant would, but for the provisions of Section 3.7 hereof, be exercisable for Substituted Property on or after the consummation thereof.

“CoC Transaction Effective Time” means the time at which a CoC Transaction is consummated if (but only if) the fair market value (as determined reasonably and in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution filed with the Warrant Agent) of the Substituted Property that, but for the provisions of Section 3.7 hereof, would be receivable upon exercise of a Warrant as a result of such CoC Transaction exceeds the Exercise Price therefor.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commencement Date” has the meaning specified in the definition of “Current Market Price” in this Section 1.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means any capital stock of any class or series of the Company (including, on the Original Issue Date, the Common Stock, par value $0.001 per share, of the Company) which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 4.1(j), shares issuable upon exercise of Warrants shall include only shares of the class of capital stock of the Company designated as Common Stock, par value $0.00l per share, of the Company on the Original Issue Date or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Company” means the corporation identified in the preamble hereof and its successors and assigns.

“Company Offer” means any tender offer (including any exchange offer) as amended from time to time made by the Company or any of its Subsidiaries for the purchase (including the acquisition pursuant to an exchange offer) of all or any portion of the outstanding shares of Common Stock at a per share offer price of Common Stock greater than the Current Market Price of such share of Common Stock.

“Company Offer Expiration Time” has the meaning set forth in Section 4.1(e).

“Company Order” means a written request or order signed in the name of the Company by any of the following officers of the Company and delivered to the Warrant Agent:  its Chairman of the Board of Directors, its Chief Executive Officer, its President, any Vice President, its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary.

“Constituent Person” has the meaning set forth in Section 4.1(j)(ii)(x)(A).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Corporate Agency Office” has the meaning set forth in Section 7.

“Corporation” means a corporation, association, company (including limited liability company), joint-stock company, business trust or other similar entity.

“Countersigning Agent” means any Person authorized by the Warrant Agent to act on behalf of the Warrant Agent to countersign Warrant Certificates.

“Current Market Price” means on any date:

(i)                                     if the reference is to the per share price of Common Stock on any date herein specified and if on such date the Common Stock is listed or admitted to trading on any national securities exchange or otherwise traded in the over-the-counter market in the United States:

(A)                              for the purpose of any computation under this Agreement (except under Section 4.1(e) in respect of a Company Offer), the average of the Quoted Prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of (x) the date in question and (y) in the case of any computation under Section 4.1(d) or 4.1(f), the day before the “ex” date for the issuance or distribution requiring such computation; provided, however, that if the “ex” date for any event (other than the issuance or distribution requiring such computation) that requires (or for any distribution which, but for the Company giving written notice to the Warrant Agent that the Company intends to treat such distribution as a Receivable Dividend or Received Dividend hereunder, would have required) an adjustment to the Exercise Price pursuant to Sections 4.1(a), 4.1(b), 4.1(d), 4.1(e) or 4.1(f) occurs on or after the 20th Trading Day prior to the day in question and prior to the “ex” date for the issuance or distribution requiring such computation, the Quoted Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Quoted Price by the same fraction by which the Exercise Price is so required (or would have been required) to be adjusted pursuant to Sections 4.1(a), 4.1(b), 4.1(d), 4.1(e) or 4.1(f), as applicable, as a result of such other event; or

(B)                                for the purpose of any computation under Section 4.1(e), the average of the Quoted Prices for the five consecutive Trading Days selected by the Company commencing on or after the latest (the “Commencement Date”) of (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of the tender offer requiring such computation, and (iii) the date of the last amendment, if any, of such tender offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered, and ending not later than the date of the Company Offer Expiration Time (as defined in Section 4.1(e)) of such tender offer; provided, however, that if the “ex” date for any event (other than the tender offer requiring such computation) that requires (or for any distribution for which, but for the Company giving written notice to the Warrant Agent that the Company intends to treat such distribution as a Receivable Dividend or Received Dividend hereunder, would have required) an adjustment to the Exercise Price pursuant to Sections 4.1(a), 4.1(b), 4.1(d), 4.1(e) or 4.1(f) occurs on or after the Commencement Date and prior to the Expiration Time for the tender offer requiring such computation, the Quoted Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Quoted Price by the same fraction by which the Exercise Price is so required (or would have been required) to be adjusted pursuant to such Sections 4.1(a), 4.1(b), 4.1(d), 4.1(e) or 4.1(f), as applicable, as a result of such other event; or

(ii)                                  if the reference is to the per share price of Common Stock on any date herein specified and if on such date the Common Stock is not listed or admitted to trading on any national securities exchange or otherwise traded in the over-the-counter market in the United States, the amount which a willing buyer would pay a willing seller in an arm’s length transaction on such date (neither being under any compulsion to buy or sell) for one share of the Common Stock as determined as of such date for the purposes of any computation under this Agreement, reasonably and in good faith by the Board of

Directors, whose determination shall be conclusive and evidenced by a Board Resolution filed with the Warrant Agent.

“Depository” means The Depository Trust Company, and its successors and assigns.

“Disbursing Agent” means the Company or the Warrant Agent, as the case may be.

“Equity Interests” means, with respect to any Person, all Capital Stock and all Stock Equivalents of such Person.

“‘ex’date” means:

(i)                                     when used with respect to any issuance or distribution, the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Quoted Price was obtained without the right to receive such issuance or distribution;

(ii)                                  when used with respect to any subdivision or combination of shares of Common Stock, the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market after the time at which such subdivision or combination becomes effective; or

(iii)                               when used with respect to any tender offer, the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market after the Company Offer Expiration Time of such tender offer.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder.

“Excluded Company Offer” means any Company Offer that is designated by the Company as such by written notice to the Warrant Agent if (but only if) the Applicable Value Percentage for such Company Offer, when added to the Applicable Value Percentages for all other Excluded Company Offers expiring, and for all Excluded Dividends paid by the Company, after the date 12 months prior to the Company Offer Expiration Time for such Company Offer and on or prior to such Company Offer Expiration Time, does not exceed 12.5%.

“Excluded Dividend” means any Property Dividend (other than any Received Dividend or Receivable Dividend or any dividend or distribution of rights or warrants referred to in Section 4.1(f)) that is designated by the Company as such by written notice to the Warrant Agent if (but only if) the Applicable Value Percentage for such dividend, when added to the Applicable Value Percentages for all other Excluded Dividends paid by the Company, and for all Excluded Company Offers expiring, after the date 12 months prior to the date for determination of stockholders entitled to receive such Property Dividend and on or prior to such date, does not exceed 12.5%.

“Exercise Date” means the later of (i) the date that is one year from the Original Issue Date and (ii) the date that a registration statement covering the issuance of the shares of Common Stock underlying the Warrants beneficially owned by holders that are not Majority Stockholders is declared effective by the Securities and Exchange Commission.

“Exercise Period” means the period from and including the Original Issue Date (or, with respect to beneficial owners of Warrants that are not Majority Stockholders, the Exercise Date) to and including the Expiration Time.

“Exercise Price” means the exercise price per share of Common Stock, initially set at $61.75 subject to adjustment as provided in Section 4.1; provided in no event shall the Exercise Price be less than the par value per share of Common Stock.

“Exercise Requirements’” has the meaning set forth in Section 3.2(c)(ii).

“Expiration Time” means the earlier of (a) 5:00 p.m., New York time on the fifth anniversary of the Original Issue Date, and (b) if a Change of Control occurs, the Change of Control Expiration Time therefor or, in either event, such earlier date as the Company has designated pursuant to and in accordance with Section 3.2(b).

“Fully-Diluted Basis” means the number of shares of Common Stock that would be outstanding, as of the date of computation, based on the number of outstanding shares of Common Stock and assuming that all issued and outstanding Stock Equivalents had been converted, exercised or exchanged.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Holder” means any Person in whose name at the time any Warrant Certificate is registered upon the Warrant Register and, when used with respect to any Warrant Certificate, the Person in whose name such Warrant Certificate is registered in the Warrant Register; provided, however, that for purposes of Section 2.4, Holder includes any beneficial owner of the relevant securities.

“Majority Stockholders” means, collectively, Brigade Leveraged Capital Structures Fund Ltd., SEI Global Master Fund PLC — the SEI High Yield Fixed Income Fund, SEI Institutional Investments Trust — High Yield Bond Fund, SEI Institutional Managed Trust — High Yield Bond Fund, Senator Global Opportunity Master Fund, L.P., DW Investment Management, LP, Davidson Kempner Partners, Davidson Kempner Institutional Partners, L.P., M.H. Davidson & Co., Davidson Kempner International, Ltd., Davidson Kempner Distressed Opportunities Fund LP, and Davidson Kempner Distressed Opportunities International Ltd. and their respective Permitted Transferees.

“Non-Electing Share” has the meaning set forth in Section 4.1(j)(ii)(x)(B).

“Non-Surviving Transaction” has the meaning set forth in Section 4.1(j)(i).

“Original Issue Date” means the date on which Warrants are originally issued under this Agreement in accordance with Section 4.8 of the Subscription Agreement.

“Original Restricted Holder” means any Holder of Warrant Certificates that is a Majority Stockholder evidencing Original Restricted Warrants executed and delivered upon registration of transfer from the Disbursing Agent to such Holder pursuant to the Restructuring Agreement.

“Original Restricted Warrants” means Warrants evidenced by Warrant Certificates bearing the legends set forth in Sections 2.4(a) and (e).

“outstanding” when used with respect to any Warrants, means, as of the time of determination, all Warrants theretofore originally issued under this Agreement except (i) Warrants that have been exercised pursuant to Section 3.2(a), (ii) Warrants that have expired pursuant to Section 3.2(b) and (iii) Warrants that have otherwise been acquired by the Company; provided, however, that in determining whether the Holders of the requisite amount of the outstanding Warrants have given any request, demand, authorization, direction, notice, consent or waiver under the provisions of this Agreement, Warrants owned by the Company or any Subsidiary or Affiliate of the Company shall be disregarded and deemed not to be outstanding.

“Permitted Holders” means each of the Term Loan Lenders and (1) entities controlled by any such Persons, (2) trusts for the benefit of any such individual Persons or the spouses, issue, parents or other relatives of such individual Persons and (3) in the event of the death of any such individual Person, heirs or testamentary legatees of such Person. For purposes of this definition, “control”, as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Permitted Transferee” means, with respect to a transfer of all or a portion of a Holder’s Warrants, any Person who is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D of the Securities Act).

“Person” means any individual, Corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Property Dividend” means any payment by the Company to all holders of its Common Stock of any dividend, or any other distribution by the Company to such holders, of any shares of capital stock of the Company, evidences of indebtedness of the Company, cash or other assets (including rights, warrants or other securities (of the Company or any other Person)), other than any dividend or distribution (i) upon a merger or consolidation or sale to which Section 4.1(j) applies or (ii) of any Common Stock referred to in Section 4.1(b).

“Purchased Shares” has the meaning set forth in Section 4.1(e)(i).

“Quoted Price” means, on any Trading Day, with respect to any security, the last reported sales price regular way or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way, in either case on the NASDAQ Stock Market or, if such security is not listed or admitted to trading on such exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market in the United States as furnished by any New York Stock Exchange member firm that shall be selected from time to time by the Company for that purpose.

“Receivable Dividend” means any Property Dividend if (but only if):

(i)                                     on a date at least 30 days prior to the date for the determination of holders entitled to receive such dividend or distribution the Company has given notice in accordance with Section 10.1 to all Holders of Warrant Certificates and the Warrant Agent, in each case stating:

(A)                              the date for such determination;

(B)                                the fair market value (determined as specified in clause (iv) below) of the securities, cash or other assets so to be distributed applicable to one share of Common Stock;

(C)                                the Exercise Price then in effect;

(D)                               that the Warrants will be exercisable at all times during the period from the opening of business on the date such notice is given to the close of business on such date for determination (the “Specified Period”);

(E)                                 the number of shares of Common Stock into which one Warrant is then exercisable;

(F)                                 that the Company intends to treat such distribution as a “Receivable Dividend” hereunder and, therefore, that no adjustment to the Exercise Price or the number of shares of Common Stock into which the Warrants are exercisable will be made as a result of such distribution; and

(G)                                the rights thereafter generally available to a Holder if such Holder’s Warrants are not exercised during the Specified Period;

(ii)                                  the Specified Period is at least 30 days long;

(iii)                               at any time during the Specified Period that any Warrant has been outstanding, such Warrant has been exercisable (or would have been exercisable but for the presence of the legend set forth in Section 2.4(e) on any Warrant Certificates); and

(iv)                              the fair market value (as determined reasonably and in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution filed with the Warrant Agent) of the securities, cash or other assets so to be distributed applicable to one share of Common Stock exceeds 150% of the Exercise Price in effect at any time during the Specified Period.

“Received Dividend” means any Property Dividend if (but only if):

(i)                                     prior to the date for determination of holders of shares of Common Stock entitled to receive such dividend or distribution the Company has delivered a written notice to the Warrant Agent that the Company intends to treat such distribution as a “Received Dividend” hereunder; and

(ii)                                  at the same time the Company makes such distribution to holders of Common Stock, the Company pays or otherwise distributes, to each Person who was the Holder of a Warrant Certificate evidencing a Warrant that was outstanding immediately after the close of business on such date for determination (whether or not such Warrant is outstanding on the date of such distribution), an amount equal to the amount of securities, cash or other assets that would have been receivable upon such distribution by a holder of the number of shares of Common Stock into which all Warrants evidenced by such Warrant Certificate are exercisable if such Warrants had been exercised in full immediately prior to such date for determination, assuming that the Warrants were exercisable (or would have been exercisable but for the presence of the legends set forth in Sections 2.4(a) and (e) on any Warrant Certificates) at the time of such date for determination into the initial number of shares of Common Stock into which a Warrant is exercisable, as adjusted from the date of this Warrant Agreement to such date for determination pursuant to Section 4 (other than any adjustment in respect of which the deferral provisions of Section 4.1(h)(iv) are then applicable).

“Recipient” has the meaning set forth in Section 3.2(e).

“Restricted Securities’” has the meaning set forth in Section 2.4(a).

“Restructuring Agreement” has the meaning specified in the recitals of this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto, and the rules and regulations of the Commission promulgated thereunder.

“Selling Stockholder” has the meaning set forth Section 3.8.

“Specified Period” has the meaning specified in the definition of “Receivable Dividend” in this Section 1.

“Stock Equivalents” means any (i) warrants, options or other right to subscribe for, purchase or otherwise acquire any shares of Common Stock or any other class or series of Capital Stock of the Company or (ii) any securities convertible into or exchangeable for shares of Common Stock or any other class or series of Capital Stock of the Company.

“Stockholder” means any Person who holds Equity Interests in the Company and is or becomes a party to the Stockholders Agreement.

“Stockholders Agreement” means that certain Stockholders Agreement, dated as of September 24, 2012, by and among the Company, each of the parties identified as “Investors” on Schedule A thereto and each of the parties identified as “Existing Stockholders” on Schedule A thereto.

“Subscription Agreement” has the meaning specified in the recitals of this Agreement.

 “Subsidiary” means a Corporation more than 50% of the outstanding voting stock or equity of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, “voting stock” means stock or equity which ordinarily has voting power for the election of directors (or member of a governing body that is equivalent to a board of directors), whether at all times or only so long as no senior class of stock or equity has such voting power by reason of any contingency.

“Substituted Property” has the meaning set forth in Section 4.1(j)(ii)(x).

“Surviving Transaction” has the meaning set forth in Section 4.1(j)(ii).

“Term Loan Lenders” means, collectively, Midtown Acquisitions, L.P., Redwood Master Fund, Ltd., Apollo Investment Corporation, Altai Capital Master Fund, Ltd., LJR Capital, L.P., ALJ Capital I, L.P., ALJ Capital II, L.P., Rochdale Fixed Income Portfolios, Ridgeworth Seix Floating Rate High Income Fund, Ridgeworth High Income fund, Seix Multi-Sector Absolute Return Fund,  LP, University of Rochester, TPG Credit Opportunities Investors, L.P., TPG Credit Strategies Fund, L.P., TPG Credit Strategies Fund II, L.P., TPS II Opportunities, L.P., TPG Credit Opportunities Fund L.P., Macquarie Bank Limited, Alliancebernstein Strategic Opportunities Fund, L.P., Alliancebernstein Event Driven Opportunities Fund (Delaware), L.P., Credit Suisse Loan Funding LLC, and Senator Global Opportunity Master Fund, L.P.

“Trading Day” means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market.

“Transaction” has the meaning set forth in Section 4.1(j)(iii).

“Transfer” means (i) when used as a noun, any transfer, donation, sale, assignment, pledge, encumbrance, hypothecation, gift, bequest, creation of a security interest in or lien on, or other disposition, irrespective of whether any of the foregoing are effected with or without consideration, voluntarily or involuntarily, directly or indirectly, conditionally or unconditionally, by operation of law or otherwise, inter vivos or upon death (including an indirect transfer of Capital Stock occurring as a result of the transfer of Capital Stock in any Person which has a direct or indirect interest in such Capital Stock); or (ii) when used as a verb, to make a transfer.

“Trigger Event” has the meaning set forth in Section 4.1(f).

“Voting Stock” means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“Warrant Agent” means the warrant agent set forth in the preamble hereof or the successor or successors of such Warrant Agent appointed in accordance with the terms hereof.

“Warrant Certificates” means those certain warrant certificates evidencing the Warrants, substantially in the form of Exhibit A attached hereto.

“Warrant Register” has the meaning set forth in Section 7.

“Warrants” means those certain warrants to purchase initially up to an aggregate of 787,855 shares of Common Stock at the Exercise Price, subject to adjustment pursuant to Section 4, issued hereunder.

2.                                       Warrant Certificates.

2.1                                 Issuance of Warrants.  On the terms and subject to the conditions of this Agreement, Warrants to purchase an aggregate of 787,855 shares of Common Stock will be issued by the Company pursuant to Section 4.8 of the Subscription Agreement.  Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase one share of Common Stock, subject to adjustment as provided in Section 4.  The maximum number of shares of Common Stock issuable pursuant to the Warrants shall initially be 787,855  shares, as such amount may be adjusted from time to time pursuant to the terms of this Agreement.

2.2                                 Form of Warrant Certificates.

(a)                                  The Warrant Certificates evidencing the Warrants shall be in registered form only and substantially in the form attached hereto as Exhibit A, shall be dated the date on which countersigned by the Warrant Agent, shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.

(b)                                 Pending the preparation of definitive Warrant Certificates, temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates evidencing Warrants of the same number and tenor upon surrender by the Holder of the temporary Warrant Certificates to the Warrant Agent at its Corporate Agency Office, without charge to such Holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates the Company shall execute and the Warrant Agent shall countersign and deliver in exchange therefor Warrant Certificates of the same tenor and for a like aggregate number of Warrants. Until so exchanged the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

2.3                                 Execution and Delivery of Warrant Certificates.

(a)                                  Warrant Certificates evidencing the Warrants which may be countersigned and delivered under this Agreement are limited to Warrant Certificates evidencing 787,855 Warrants except for Warrant Certificates countersigned and delivered upon registration of transfer of, or in exchange for, or in lieu of, one or more previously countersigned Warrant Certificates pursuant to Sections 2.2(b), 3.2(d), 5 and 7.

(b)                                 At any time and from time to time on or after the date of this Agreement, Warrant Certificates evidencing the Warrants may be executed by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall, upon receipt of a Company Order and at the direction of the Company set forth therein, countersign and deliver such Warrant Certificates to the Company for original issuance to the respective Persons entitled thereto, as specified by the Company. The Warrant Agent is further hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2.3 or by Sections 2.2, 3.2(d), 5, 7 or 12.

(c)                                  The Warrant Certificates shall be executed in the corporate name and on behalf of the Company by any of the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer or any one of the Vice Presidents of the Company under corporate seal reproduced thereon and attested to by the Secretary or one of the Assistant Secretaries of the Company, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant

Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by such person as, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company, although at the date of the execution of this Warrant Agreement any such person was not such officer.

(d)                                 Upon the request of the Company, the Warrant Agent shall cause any Warrant Certificate issued upon original issuance to bear the legends set forth in Sections 2.4(a) and (e), the Warrants evidenced thereby constituting “Original Restricted Warrants’” for purposes of Section 2.4.

(e)                                  Upon Company Order, the Warrant Agent shall (i) register the Warrant Certificates in the Warrant Register and (ii) upon receipt of the Warrant Certificates duly executed on behalf of the Company, countersign such Warrant Certificates evidencing Warrants and shall deliver such Warrant Certificates to the Holder thereof, as specified by the Company.  A Warrant Certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof.  No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent.

2.4                                 Restrictions on Transfer.

(a)                                  Each Holder of a Warrant Certificate by accepting the same, may sell, assign, transfer or pledge any Warrants or any shares of Common Stock issued upon exercise of any Original Restricted Warrants (collectively “Restricted Securities”) to a Permitted Transferee only in a transaction exempt from registration under federal and state securities laws; provided, that each Holder of Restricted Securities agrees not to sell, assign, transfer or pledge any Restricted Securities except upon satisfaction of the conditions specified in this Section 2.4, which conditions are intended to ensure compliance with the provisions of the Securities Act. The holders of the Restricted Securities will cause any proposed purchaser, assignee, transferee or pledgee of the Restricted Securities to agree to take and hold such securities subject to the provisions and conditions specified in this Section 2.4.  Notwithstanding anything to the contrary contained herein, (i) no Warrant Certificates may be exercised if such exercise would violate the Securities Act or any other applicable law and (ii) no transfer, sale, assignment or pledge of any Warrant Certificates or shares of Common Stock issued upon exercise of any Warrants shall be made at any time other than in compliance with the terms of this Agreement, the Stockholders Agreement (if applicable thereto) and the Company’s Certificate of Incorporation as then in effect.  The Company shall be solely responsible for determining whether any of the actions taken under this Agreement are in compliance with this Section 2.4 and shall promptly notify the Warrant Agent of any violations hereof or any potential violations hereof.

Each certificate representing Restricted Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NO INTEREST HEREIN MAY BE SOLD, OFFERED, ASSIGNED, DISTRIBUTED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING ANY SUCH TRANSACTION OR (B) THE COMPANY AND ITS COUNSEL ARE OTHERWISE SATISFIED THAT SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ALL STATE SECURITIES LAWS.  THE TRANSFERABILITY OF THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS CONTAINED IN (A) THE WARRANT AGREEMENT, DATED AS OF SEPTEMBER 24, 2012, BETWEEN THE COMPANY AND A WARRANT AGENT, WHICH WARRANT AGREEMENT THE COMPANY WILL FURNISH TO THE HOLDER HEREOF UPON REQUEST AND (B) THE STOCKHOLDERS AGREEMENT, DATED AS OF SEPTEMBER 24, 2012, AMONG THE COMPANY AND THE OTHER PARTIES THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(b)                                 The Holders of any Restricted Securities and the holders of Common Stock constituting Restricted Securities will cause any proposed purchaser, assignee, transferee or pledgee of Restricted Securities to agree to take and hold such securities subject to the provisions and conditions specified in this Section 2.4 and Section 3.2(a).

(c)                                  The holder of each certificate representing Restricted Securities, by accepting the same, agrees to comply in all respects with the provisions of this Section 2.4. Prior to any proposed transfer (including any transfer by means of exercising Original Restricted Warrants in such a manner as to cause the Common Stock to be registered in the name of another holder), sale, assignment or pledge of any such Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, sale, assignment or pledge the holder thereof shall give written notice to the Company of such holder’s intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail and shall be accompanied, at such holder’s expense, by a written opinion of legal counsel (who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company) addressed to the Company to the effect that the proposed transfer of the securities may be effected without registration under the Securities Act.

(d)                                 The legend specified in Section 2.4(a) shall also be placed on all certificates issued upon registration of transfer of, or in exchange for, or in lieu of, any certificates bearing the legend set forth in Section 2.4(a), except if such transfer is made pursuant to an effective registration statement or Rule 144 or if the holder (at such holder’s expense) shall deliver a written opinion of legal counsel (who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company) addressed to the Company to the effect that such legend set forth in Section 2.4(a) is not required in order to establish compliance with any provision of the Securities Act.

(e)                                  The following legend shall be placed by the Warrant Agent on all Warrant Certificates issued upon original issuance and as to which the Company has made a request for the placement of such legend thereon pursuant to Section 2.3(d) and on all Warrant Certificates subsequently issued under this Agreement upon registration of transfer of, or in exchange for, or in lieu of, any Warrant Certificates bearing such legend:

“NOTWITHSTANDING ANY OTHER PROVISION OF THE WARRANTS EVIDENCED HEREBY OR THE RELATED WARRANT AGREEMENT, THE WARRANTS EVIDENCED BY THIS WARRANT CERTIFICATE MAY BE EXERCISED ONLY IF (1) THE REGISTERED HOLDER IS AN ORIGINAL RESTRICTED HOLDER, (2) A REGISTRATION STATEMENT IS IN EFFECT AS TO SUCH EXERCISE OR (3) THE COMPANY RECEIVES A WRITTEN OPINION OF LEGAL COUNSEL (WHO SHALL BE, AND WHOSE LEGAL OPINION SHALL BE, REASONABLY SATISFACTORY TO THE COMPANY) ADDRESSED TO THE COMPANY TO THE EFFECT THAT THE PROPOSED EXERCISE OF THE WARRANTS MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT.”

3.                                       Exercise and Expiration of Warrants.

3.1                                 Right to Acquire Common Stock Upon Exercise. Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to the provisions thereof and of this Agreement, to acquire from the Company, for each Warrant evidenced thereby one share of Common Stock at the Exercise Price, subject to adjustment as provided in this Agreement. The Exercise Price, and the number of shares of Common Stock obtainable upon exercise of each Warrant, shall be adjusted from time to time as required by Section 4.1.

3.2                                 Exercise and Expiration of Warrants.

(a)                                  Exercise of Warrants. Subject to and upon compliance with the terms and conditions set forth herein, (i) a Holder of a Warrant Certificate that is a Majority Stockholder may exercise all or any whole number of the Warrants evidenced thereby, on any Business Day from and after the Original Issue Date until the Expiration Time and (ii) a Holder of a Warrant

Certificate that is not a Majority Stockholder may exercise all or any whole number of Warrants evidenced thereby, on any Business Day from and after the Exercise Date until the Expiration Time, in each case for the shares of Common Stock obtainable thereunder; provided, however, that any Warrant evidenced by a Warrant Certificate bearing the legend set forth in Section 2.4(e) shall not be exercisable unless (1) the registered holder is an Original Restricted Holder, (2) a registration statement under the Securities Act is in effect as to such exercise or (3) the Company receives a written opinion of legal counsel (who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company) addressed to the Company to the effect that the proposed exercise of the Warrant may be effected without registration under the Securities Act; provided further, however, a Warrant evidenced by a Warrant Certificate shall not be exercisable unless the Warrant is “in the money” within the meaning of Section 16 of the Exchange Act.

(b)                                 Expiration of Warrants. Subject to Section 3.7, the Warrants shall terminate and become void and of no value as of the Expiration Time.

The Company shall have the right, but not the obligation, to accelerate the time of expiration of the Warrants to 5:00 p.m., New York time, on any date after the Original Issue Date if:

(i)                                     (A) the Quoted Price of the Common Stock has been at least 150% of the then effective Exercise Price on at least 20 of 30 successive Trading Days in a period ending not more than 15 days prior to the date notice of such acceleration is given, (B) on each date in such period the Common Stock was listed or admitted to trading on a national securities exchange or otherwise traded in the over-the-counter market in the United States such that the Quoted Price shall be capable of determination and (C) less than 20% of the Warrants issued on the Original Issue Date remain outstanding on the date such notice of acceleration is given;

(ii)                                  a CoC Transaction has occurred on or prior to the date notice of such acceleration is given;

(iii)                               a Transaction (other than a CoC Transaction) has occurred on or prior to the date notice of such acceleration is given and as a result thereof the Substituted Property receivable upon exercise of Warrants does not include any equity securities (as defined in Rule 3a-11-1 under the Exchange Act or any successor provision); or

(iv)                              less than 5% of the Warrants issued on the Original Issue Date remain outstanding on the date such notice of acceleration is given.

In the event the time of expiration is accelerated by the Company pursuant to this Section 3.2(b), the term “Expiration Time” shall mean such accelerated time for all purposes of this Agreement.

If the Company elects to accelerate the time of expiration of the Warrants pursuant to this Section 3.2(b), the Company shall, on a date at least 30 days prior to the designated time of expiration, give notice of such designated time to the Warrant Agent and the Holders in accordance with the provisions of Section 10.1.

(c)                                  Method of Exercise. In order to exercise all or any whole number of the Warrants represented by a Warrant Certificate, the Holder thereof must:

(i)                                     at the Corporate Agency Office (x) surrender to the Warrant Agent the Warrant Certificate evidencing such Warrants and (y) deliver to the Warrant Agent a written notice of the Holder’s election to exercise the number of the Warrants specified therein, duly executed by such Holder, which notice shall be in the form of the notice on the reverse of, or attached to, such Warrant Certificate; and

(ii)                                  either (x) pay to the Warrant Agent an amount, equal to the aggregate of the Exercise Price in respect of each share of Common Stock into which such Warrants are proposed to be exercised, in any combination of the following elected by such Holder: (A) certified bank check or official bank check in New York Clearing House funds payable to the order of the Company and delivered to the Warrant Agent at the Corporate Agency Office; or (B) wire transfer in immediately available funds, to the account (National City Bank - Account No. 0988246827; ABA No. 072000915; Account Name: Aventine Renewable Energy, Inc.) of the Company at the Warrant Agent or such other account designated by the Company for such purpose in a notice to the Warrant Agent and such Holder in accordance with Section 10.1(b) or (y) in lieu of payment of the Exercise Price as provided in clause (ii)(x) hereof, elect a cashless exercise (such exercise in accordance with this Section 3.2(c)(ii), a “Cashless Exercise”) of such Warrant by written designation to such effect specified on the exercise notice referred to in clause (i) hereof (this subsection (ii) together with subsection (i) of this Section 3.2(c) collectively, the “Exercise Requirements”).

If the Holder duly elects a Cashless Exercise of any Warrant pursuant to clause (ii)(y) of the previous sentence, then, notwithstanding Section 3.6, the Company shall issue to the Holder upon exercise of such Warrants a number of shares of Common Stock computed using the following formula:

X = Y x (A-B)/A

where:

X	=	the number of shares of Common Stock to be issued to the Holder.

Y	=	the number of shares of Common Stock then issuable upon exercise of such Warrants being exercised.

A	=	the Current Market Price of one share of Common Stock as of the date of exercise.

B	=	the Exercise Price.

During the period from and after delivery to Holders of notice of the possible future occurrence of a Change of Control pursuant to the second paragraph of Section 10.2 until the earlier of the time of consummation of such Change of Control or delivery to Holders of notice of the cancellation thereof pursuant to Section 10.2, exercise of all or any of the Warrants represented by a Warrant Certificate (including a Cashless Exercise pursuant to clause (ii)(y) of the first paragraph of this Section 3.2(c)) may be made subject to and contingent upon the consummation of such Change of Control by written notice to such effect set forth on the notice of exercise delivered pursuant to this Section 3.2(c), in which event, if such Change of Control is consummated, such exercise will be effective (subject to the other conditions to exercise specified in Section 3.2(f)) at the time of consummation of such Change of Control.

(d)                                 Partial Exercise. If fewer than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company. The Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names, subject to the provisions of Section 7 regarding registration of transfer and payment of governmental charges in respect thereof, as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons in whose name such new Warrant Certificate is so registered. The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

(e)                                  Issuance of Common Stock. Upon satisfaction of the Exercise Requirements, the Warrant Agent shall, when such payment is received (or promptly after receipt of such notice of exercise in the event such Holder has elected a Cashless Exercise in accordance with Section 3.2(c)), (i) requisition from the Company’s Common Stock transfer agent for issuance and delivery to or upon the written order of the registered holder of such Warrant and in such name or names as such Holder may designate, the shares of Common Stock issuable upon the exercise of such Warrants, (ii) deliver to the Company the notice of exercise received pursuant to Section 3.2(c) and (iii) (unless a Cashless Exercise) deliver or deposit, if applicable, all funds received as instructed in writing by the Company.  The Company shall thereupon, as promptly as practicable, and in any event within 10 Business Days after receipt by the Company of such notice of exercise, execute or cause to be executed and deliver or cause to be delivered to the Recipient (as defined below) a certificate or certificates representing the aggregate number of shares of Common Stock issuable upon such exercise (based upon the aggregate number of Warrants so exercised), determined in accordance with Section 3.6 or, upon a Cashless Exercise, in accordance with the formula set forth in the second paragraph of Section 3.2(c).  The certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in such notice of exercise and such certificate or certificates shall be registered or otherwise placed in the name of, and delivered to, the Holder or, subject to Section 2.4(c) and Section 3.4, such other Person as shall be designated by the Holder in such notice (the Holder or such other Person being referred to herein as the “Recipient”).  Notwithstanding anything in this Agreement to the contrary, in lieu of delivering physical certificates representing the shares of Common Stock issuable upon exercise of Warrants, provided the transfer agent for the Common Stock is participating in The Depository’s Fast Automated Securities Transfer program, upon request of the Holder, the Company shall, subject to Section 2.4 and Section 3.2(a), if in compliance with applicable securities laws and in accordance with the Company’s policies and procedures with respect to “restricted securities” as defined in Rule 144(a)(3) under the Securities Act, use its commercially reasonable efforts to cause the transfer agent to electronically transmit the shares of Common Stock so issuable upon conversion by crediting the account of the beneficial holder’s prime broker with the Depository through its Deposit Withdrawal Agent Commission system.

(f)                                    Time of Exercise.  Each exercise of any Warrant shall be deemed to have been effected (i) immediately prior to the close of business on the day on which the Warrant Certificate representing such Warrant shall have been surrendered for exercise as provided above, together with the notice of exercise referred to above, the opinion of counsel and the notice required by Section 2.4(c) and (except in the case of a Cashless Exercise) the applicable Exercise Price, and all taxes required to be paid by Holder, if any, pursuant to Section 3.4 prior to the exercise of such Warrant have been paid or (ii) in the case of any exercise contingent upon consummation of a Change of Control pursuant to the last paragraph of Section 3.2(c), if such Change of Control is consummated, at the later of time of consummation of such Change of Control and the time specified in clause (i). At such time, subject to Section 3.2(c) and Section 4.1(h)(iv), the certificates for the shares of Common Stock issuable upon such exercise as provided in Section 3.2(e) shall, if applicable, be deemed to have been issued and, for all purposes of this Agreement, the Recipient shall, to the fullest extent permitted by law, as between such Person and the Company, be deemed to be and entitled to all rights of the holder of record of such Common Stock.

(g)                                 Except as otherwise provided herein, any exercise of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

3.3                                 Application of Funds Upon Exercise of Warrants. Any funds delivered to the Warrant Agent upon exercise of any Warrant(s) shall be held by the Warrant Agent in trust for the

Company. The Warrant Agent shall promptly deliver and pay to or upon the written order of the Company all funds received by it upon the exercise of any Warrants by bank wire transfer to an account designated by the Company or as the Warrant Agent otherwise may be directed in writing by the Company.

3.4                                 Payment of Taxes. The Company shall pay any and all taxes (other than income taxes) that may be payable in respect of the payment of any cash amount or the issue or delivery of shares of Common Stock or on exercise of Warrants pursuant hereto or otherwise pursuant to Section 3.7. The Company shall not be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any shares of Common Stock (or certificates therefor) or payment of cash or other property to any Recipient other than the Holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue or deliver any shares of Common Stock (or certificates therefor) or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Warrant Agent or the Company or (b) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.

3.5                                 Surrender of Certificates. Any Warrant Certificate surrendered for exercise (including in connection with a Cashless Exercise) shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company.

3.6                                 Shares Issuable. The number of shares of Common Stock “obtainable upon exercise” of Warrants at any time shall be the number of shares of Common Stock into which such Warrants are then exercisable. The number of shares of Common Stock “into which each Warrant is exercisable” shall be one share, subject to adjustment as provided in Section 4.1.

3.7                                 CoC Transaction; Payment. The Company shall promptly notify each Holder in writing of the execution of any transaction agreement that would result in a CoC Transaction.  If (but only if) a CoC Transaction Effective Time has occurred, promptly after the Expiration Time, but in no event later than five Business Days after the Expiration Time has occurred, the Company shall, to each former Holder that did not exercise such Holder’s Warrants for shares of Common Stock under Section 3.2 prior to the consummation of such CoC Transaction, pay an amount in cash or transfer an amount of other Substituted Property, as applicable, computed using the following formula:

X = Y x (A-B)

where:

X = the amount of cash to be paid to the Holder or other Substituted Property (based on the fair market value (as determined by the Board of Directors in good faith) of such Substituted Property) to be transferred to the Holder, as applicable;

Y = the aggregate number of Warrants that have not been exercised;

A = the aggregate amount of cash or the fair market value (as determined by the Board of Directors in good faith) of other Substituted Property receivable in accordance with Section 4.1(j) upon exercise of each Warrant on or after the CoC Transaction Effective Time; and

B = the aggregate Exercise Price applicable to each Warrant upon exercise on or after the CoC Transaction Effective Time;

provided, that no payment as a result of a CoC Transaction shall be due and payable by the Company to any such Holder unless, and only to the extent that, the aggregate cash amount payable or the fair market value of other Substituted Property that, but for the provisions of Section 3.7 hereof, would be receivable upon exercise of the Warrants held by a Holder, as applicable, upon or after such CoC Transaction (the “Aggregate Substituted Amount”) exceeds the aggregate Exercise Price of the Warrants held by such Holder.  For the avoidance of doubt, in the event of consummation of a CoC Transaction as a result of which, but for the provisions of the this Section 3.7, any Warrant would thereafter be exercisable for Substituted Property pursuant to the Section 4.1(j), then, whether or not the Aggregate Substituted Amount with respect to such Warrant exceeds the aggregate Exercise Price therefor, from and after the Expiration Time, the Holder of such Warrant shall not be entitled to exercise such Warrant and at the Expiration Time, such Warrant shall terminate and become void and all other rights of such Holder in respect of such Warrant shall cease except, solely to the extent the first sentence of this Section 3.7 applies, the right to receive the payment by the Company of a CoC Transaction payment to such Holder pursuant to this Section 3.7.  Notwithstanding the foregoing, if the Board of Directors determines in good faith that it is impractical or may otherwise constitute a violation of applicable laws to make a distribution of Substituted Property other than cash to Holders, the Board of Directors may elect to make such payment in cash.  For the avoidance of doubt, upon consummation of any CoC Transaction, each Warrant Certificate evidencing any Warrant that is neither (x) exercised prior to the consummation of such CoC Transaction nor (y) entitled to a CoC Transaction payment in accordance with this Section 3.7 shall be cancelled by the Warrant Agent effective upon the Expiration Time (i.e., the time immediately prior to the consummation of such CoC Transaction); and each Warrant Certificate evidencing any Warrant that is entitled to a CoC Transaction payment in accordance with this Section 3.7 shall thereafter evidence solely the right to receive payment (and shall be cancelled by the Warrant Agent upon payment) of the CoC Transaction payment, in each case, without any further consideration therefor.

3.8                                 Co-Sale Notice.  Upon the receipt by the Company of notice by one or more Stockholders holding a majority of the aggregate number of issued and outstanding shares of Common Stock (any such Stockholder, a “Selling Stockholder” and collectively, the “Selling Stockholders”) that such Selling Stockholder(s) proposes to Transfer (in a single transaction or a series of related transactions) shares of Common Stock representing more than a majority of the aggregate number of shares of Common Stock issued and outstanding immediately prior to such Transfer to any Person other than an Affiliate or Approved Fund of such Selling Stockholder, the Company shall promptly notify each Holder in writing of such receipt of notice.

4.                                       Adjustments.

4.1                                 Adjustments. In order to prevent dilution of the rights granted under the Warrants and to grant the Holders certain additional rights, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 4.1 and the number of shares of Common Stock obtainable upon exercise of Warrants shall be subject to adjustment from time to time as provided in this Section 4.1; provided, however, that, notwithstanding anything in this Agreement to the contrary, no adjustment shall be made for the reverse stock split referred to in the Restructuring Agreement.

(a)                                  Subdivisions and Combinations. In the event the Company shall, at any time or from time to time after the Original Issue Date while the Warrants remain outstanding and unexpired in whole or in part, effect a subdivision (by any stock split or otherwise) of the outstanding shares of Common Stock into a greater number of shares of Common Stock (other than (x) a subdivision upon a merger or consolidation or sale to which Section 4.1(j) applies or (y) a stock split effected by means of a stock dividend or distribution to which Section 4.1(b) applies), then and in each such event the Exercise Price in effect at the opening of business on the day after the date upon which such subdivision becomes effective shall be proportionately decreased. Conversely, if the Company shall, at any time or from time to time after the Original Issue Date while the Warrants remain outstanding and unexpired in whole or in part, effect a combination (by any reverse stock split or otherwise) of the outstanding shares of Common Stock into a smaller number of shares of Common Stock (other than a combination upon a merger or consolidation or sale to which Section 4.1(j) applies), then and in each such event the Exercise Price in effect at the opening of business on the day after the date upon which such combination becomes effective shall be proportionately increased. Any adjustment under this Section 4.1(a) shall become effective immediately after the opening of business on the day after the date upon which the subdivision or combination becomes effective.

(b)                                 Common Stock Dividends. In the event the Company shall, at any time or from time to time after the Original Issue Date while the Warrants remain outstanding and unexpired in whole or in part, make or issue to the holders of its Common Stock a dividend or distribution payable in, or otherwise make or issue a dividend or other distribution on any class of its capital stock payable in, shares of Common Stock (other than a dividend or distribution upon a merger or consolidation or sale to which Section 4.1(j) applies), then and in each such event the Exercise Price in effect at the opening of business on the day after the date for the determination of the holders of shares of Common Stock entitled to receive such dividend or distribution shall be decreased by multiplying such Exercise Price by a fraction (not to be greater than 1):

(i)                                     the numerator of which shall be the total number of shares of Common Stock issued and outstanding at the close of business on such date for determination; and

(ii)                                  the denominator of which shall be the total number of shares of Common Stock issued and outstanding at the close of business on such date for determination plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Any adjustment under this Section 4.1(b) shall, subject to Section 4.1(h)(iv), become effective immediately after the opening of business on the day after the date for the determination of the holders of shares of Common Stock entitled to receive such dividend or distribution.

(c)                                  Reclassifications. A reclassification of the Common Stock (other than any such reclassification in connection with a merger or consolidation or sale to which Section 4.1(j) applies) into shares of Common Stock and shares of any other class of stock shall be deemed:

(i)                                     a distribution by the Company to the holders of its Common Stock of such shares of such class of stock other than Common Stock for the purposes and within the meaning of Section 4.1(d) (and the effective date of such reclassification shall be deemed to be “the date for the determination of the holders of Common Stock entitled to receive such dividend or distribution” for the purposes and within the meaning of Section 4.1(d)); and

(ii)                                  if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock for the purposes and within the meaning of Section 4.1(a) (and the effective date of such reclassification shall be deemed to be “the date upon which such subdivision becomes effective” or “the date upon which such combination becomes effective,” as applicable, for the purposes and within the meaning of Section 4.1(a)).

(d)                                 Property Dividends. In the event the Company shall, at any time or from time to time after the Original Issue Date while the Warrants remain outstanding and unexpired in whole or in part, make or issue a dividend or distribution to holders of Common Stock a Property Dividend (other than (x) a Receivable Dividend, a Received Dividend or an Excluded Dividend or (y) any dividend or distribution of any rights or warrants referred to in Section 4.1(f)), then and in each such event the Exercise Price in effect immediately prior to the close of business on the date for the determination of the holders of Common Stock entitled to receive such dividend or distribution shall be decreased by multiplying such Exercise Price by a fraction (not to be greater than 1):

(i)                                     the numerator of which shall be the Current Market Price per share of Common Stock on such date for determination minus the portion applicable to one share of Common Stock of the fair market value (as determined reasonably and in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution filed with the Warrant Agent) of such Property Dividend so distributed; and

(ii)                                  the denominator of which shall be such Current Market Price per share of Common Stock.

Any adjustment under this Section 4.1(d) shall, subject to Section 4.1(h)(iv), become effective immediately prior to the opening of business on the day after the date for the determination of the holders of Common Stock entitled to receive such dividend or distribution. If the Board of Directors determines the fair market value of any Property Dividend for purposes of this Section 4.1(d) by reference to the actual or when issued trading market for any securities comprising such Property Dividend, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price per share of Common Stock.

(e)                                  Self-Tender Offers. In the event, at any time or from time to time after the Original Issue Date while the Warrants remain outstanding and unexpired in whole or in part, a Company Offer, other than an Excluded Company Offer, shall expire, then and in each such event the Exercise Price in effect immediately prior to the close of business on the date of the last time (the “Company Offer Expiration Time”) tenders could have been made pursuant to such Company Offer shall be decreased by multiplying such Exercise Price by a fraction (not to be greater than 1):

(i)                                     the numerator of which shall be equal to (A) the product of (1) the Current Market Price per share of the Common Stock on the date of the Company Offer Expiration Time and (2) the number of shares of Common Stock outstanding (including any tendered shares) on the Company Offer Expiration Time less (B) the fair market value (as determined reasonably and in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution filed with the Warrant Agent) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the Company Offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any maximum amount provided for in connection with such Company Offer, being referred to as the “Purchased Shares”); and

(ii)                                  the denominator of which shall be equal to the product of (A) the Current Market Price per share of the Common Stock on the date of the Company Offer Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) on the Company Offer Expiration Time less the number of Purchased Shares.

Any adjustment under this Section 4.1(e) shall become effective immediately prior to the opening of business on the day after the Company Offer Expiration Time.

(f)                                    Distributions of Warrants. In the event the Company shall, at any time or from time to time after the Original Issue Date while the Warrants remain outstanding and unexpired in whole or in part, make or issue a dividend or distribution to all holders of its Common Stock of any warrants or other rights to subscribe for or purchase any shares of Common Stock (other than (x) a Received Dividend or a Receivable Dividend or (y) a

distribution of such warrants or rights upon a merger or consolidation or sale to which Section 4.1(j) applies), whether or not the rights to subscribe or purchase thereunder are immediately exercisable, and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights shall be less than the Current Market Price per share of Common Stock on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution, then and in each such event the Exercise Price at the opening of business on the day after such date for determination shall be decreased by multiplying such Exercise Price by a fraction (not to be greater than 1):

(i)                                     the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on such date for determination plus the number of shares of Common Stock that the minimum consideration received and receivable by the Company for the issuance of such maximum number of shares of Common Stock pursuant to the terms of such warrants or other rights would purchase at such Current Market Price; and

(ii)                                  the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on such date for determination plus the maximum number of shares of Common Stock issuable pursuant to all such warrants or other rights.

Any adjustment under this Section 4.1(f) shall, subject to Section 4.1(h)(iv), become effective immediately after the opening of business on the day after the date for the determination of the holders of shares of Common Stock entitled to receive such dividend or distribution.

Rights or warrants issued by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants (A) are deemed to be transferred with such shares of Common Stock, (B) are not exercisable and (C) are also issued in respect of future issuances of Common Stock, in each case in clauses (A) through (C) until the occurrence of a specified event or events (“Trigger Event”), shall for purposes of this Section 4.1(f) and Section 4.1(d) not be deemed distributed until the occurrence of the earliest Trigger Event.

(g)                                 Superseding Adjustment. In the event at any time after any adjustment of the Exercise Price with respect to which each Warrant is exercisable shall have been made pursuant to Section 4.1(f) on the basis of the distribution of warrants or other rights or after any new adjustment of the number of shares of Common Stock into which each Warrant is exercisable shall have been made pursuant to this Section 4.1(g), such warrants or rights shall expire, and all or a portion of such warrants or rights shall not have been exercised, then, and in each such case, upon the election of the Company by written notice to the Warrant Agent, such previous adjustment in respect of such warrants or rights which have expired without exercise shall be rescinded and annulled as to any then outstanding Warrants, and the shares of Common Stock that were deemed for purposes of the computations set forth in Section 4.1(f) to have been issued by virtue of such adjustment in respect of such warrants or rights shall no longer be deemed to have been issued.

(h)                                 Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments to the Exercise Price and the number of shares of Common Stock into which each Warrant is exercisable under this Section 4.1:

(i)                                     Treasury Stock. The Company shall not make or issue any dividend or distribution on shares of Common Stock held in the treasury of the Company. For the purposes of this Section 4.1, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

(ii)                                  When Adjustments Are to be Made. The adjustments required by Sections 4.1(a), 4.1(b), 4.1(c), 4.1(d), 4.1(e) and 4.1(f) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases the Exercise Price immediately prior to the making of such adjustment by at least 1%. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by Sections 4.1(a), 4.1(b), 4.1(c), 4.1(d), 4.1(e) and 4.1(f) and not previously made, would result in such minimum adjustment.

(iii)                               Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one- thousandth of a share.

(iv)                              Deferral Of Issuance Upon Exercise. In any case in which Sections 4.1(b), 4.1(d) or 4.1(f) shall require that a decrease in the Exercise Price be made effective prior to the occurrence of a specified event and any Warrant is exercised after the time at which the adjustment became effective but prior to the occurrence of such specified event and, in connection therewith, Section 4.1(i) shall require a corresponding increase in the number of shares of Common Stock into which each Warrant is exercisable, the Company may elect to defer until the occurrence of such specified event (A) the issuance to the Holder of the Warrant Certificate evidencing such Warrant (or other Person entitled thereto) of, and the registration of such Holder (or other Person) as the record holder of, the Common Stock over and above the Common Stock issuable upon such exercise on the basis of the number of shares of Common Stock obtainable upon exercise of such Warrant immediately prior to such adjustment and to require payment in respect of such number of shares the issuance of which is not deferred on the basis of the Exercise Price in effect immediately prior to such adjustment and (B) the corresponding reduction in the Exercise Price; provided, however, that the Company shall deliver to such Holder or other person a due bill or other appropriate instrument that meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and evidences the right of such Holder or other Person to receive, and to become the record holder of, such additional shares of Common Stock, upon the occurrence of such specified event requiring such adjustment (without payment of any additional Exercise Price in respect of such additional shares).

(i)                                     Adjustment to Shares Obtainable Upon Exercise. Whenever the Exercise Price is adjusted as provided in Sections 4.1(a), (b), (c), (d), (e) or (f), the number of shares of Common Stock into which a Warrant is exercisable shall simultaneously be adjusted by multiplying such number of shares of Common Stock into which a Warrant is exercisable immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately thereafter.

(j)                                     Changes in Common Stock. In case at any time or from time to time after the Original Issue Date while the Warrants remain outstanding and unexpired in whole or in part, the Company shall be a party to or shall otherwise engage in any transaction or series of related transactions constituting:

(i)                                     a merger of the Company into, a consolidation of the Company with, or a sale of all or substantially all of the Company’s assets to, any other Person (a “Non- Surviving Transaction”), or

(ii)                                  any merger of another Person into the Company in which the previously outstanding shares of Common Stock shall be cancelled, reclassified or converted or changed into or exchanged for securities of the Company or other property (including cash) or any combination of the foregoing (a “Surviving Transaction”; any Non-Surviving Transaction or Surviving Transaction being herein called a “Transaction”), then, subject to Section 3.7, as a condition to the consummation of such Transaction, the Company shall (or, in the case of any Non-Surviving Transaction, the Company shall cause such other Person to) execute and deliver to the Warrant Agent a written instrument providing that:

(x)                                   so long as any Warrant remains outstanding on such terms and subject to such conditions as shall be as nearly equivalent as may be practicable to the provisions set forth in this Agreement, each Warrant, upon the exercise thereof at any time on or after the consummation of such Transaction, shall be exercisable into, in lieu of the Common Stock issuable upon such exercise prior to such consummation, only the securities or other property (“Substituted Property”) that would have been receivable upon such Transaction by a holder of the number of shares of Common Stock into which such Warrant was exercisable immediately prior to such Transaction, assuming such holder of Common Stock:

(A)                              is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (“Constituent Person”), or an Affiliate of a Constituent Person; and

(B)                                failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Transaction (provided that if the kind or amount of securities, cash and other property receivable upon such Transaction is not the same for each share of Common Stock held immediately prior to such Transaction by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-Electing Share”), then, for the purposes of this Section 4.1(j), the kind and amount of securities, cash and other property receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); and

(y)                                 the rights and obligations of the Company (or, in the event of a Non-Surviving Transaction, such other Person) and the Holders in respect of Substituted Property shall be as nearly equivalent as may be practicable to the rights and obligations of the Company and Holders in respect of Common Stock hereunder as set forth in Section 3.1 and Section 3.2 hereof and elsewhere herein.

Such written instrument shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The above provisions of this Section 4.1(j) shall similarly apply to successive Transactions.

(k)                                  Change in Par Value; Compliance with Governmental Requirements. No adjustment need be made for a change in the par value of the Common Stock.  Before taking any action in accordance with this Agreement that would cause an adjustment reducing the Exercise Price below the then par value of any of the shares of Common Stock into which the Warrants are exercisable, the Company will, to the fullest extent permitted by law, take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

(l)                                     Optional Tax Adjustment. The Company may at its option, at any time during the term of the Warrants, increase the number of shares of Common Stock into which each Warrant is exercisable, or decrease the Exercise Price, in addition to those changes required by Sections 4.1(a), 4.1(b), 4.1(c), 4.1(d), 4.1(e) or 4.1(f), as deemed advisable by the Board of Directors of the Company, in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

(m)                               Warrants Deemed Exercisable. For purposes solely of this Section 4, the number of shares of Common Stock which the holder of any Warrant would have been entitled to receive had such Warrant been exercised in full at any time or into which any Warrant was exercisable at any time shall be determined assuming such Warrant was exercisable in full at such time, although such Warrant may not be exercisable in full at such time.

(n)                                 Notice of Adjustment. Upon the occurrence of each adjustment of the Exercise Price or the number of shares of Common Stock into which a Warrant is exercisable pursuant to this Section 4.1, the Company at its expense shall promptly:

(i)                                     compute such adjustment in accordance with the terms hereof;

(ii)                                  after such adjustment becomes effective, cause to be delivered to all Holders in accordance with Section 10.1(b) a notice setting forth such adjustment (including the kind and amount of securities, cash or other property for which the Warrants shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment is based; and

(iii)                               deliver to the Warrant Agent a certificate of the principal financial officer or the Treasurer of the Company setting forth the Exercise Price and the number of shares of Common Stock into which each Warrant is exercisable after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made (including a description of the basis on which the Current Market Price of the Common Stock or the fair market value of any evidences of indebtedness, shares of capital stock, securities, cash or other assets or consideration used in the computation was determined). As provided in Section 9.1, the Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours.

(o)                                 Statement on Warrant Certificates. Irrespective of any adjustment in the Exercise Price or amount or kind of shares into which the Warrants are exercisable, Warrant Certificates theretofore or thereafter issued may continue to express the same Exercise Price initially applicable or amount or kind of shares initially issuable upon exercise of the Warrants evidenced thereby pursuant to this Agreement.

(p)                                 Certain Actions During Specified Period. During any Specified Period, the Company shall not combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, effect a reclassification of its Common Stock or effect any Transaction.

(q)                                 Certain Actions Respecting Received Cash Dividends. If the Company shall have given notice to the Warrant Agent of its intention to treat a distribution as a Received Dividend hereunder, the Company shall not permit the date for the determination of holders of shares of Common Stock entitled to receive any other dividend or distribution referred to in Sections 4.1(b) or 4.1(d) or to receive any rights, options or warrants referred to in Section 4.1(f), the date of any Company Offer Expiration Time referred to in Section 4.1(e), the effective date of any subdivision or combination referred to in Section 4.1(a) or the date of consummation of any Transaction to be the same date as the date which is, or is the day before, the date for determination of holders of Common Stock entitled to receive such Received Dividend.

4.2                                 Fractional Interest. The Company shall not issue fractions of shares of Common Stock upon exercise of Warrants. Whenever any fraction of a share of Common Stock would otherwise be required to be issued, the actual issuance made shall reflect a rounding of such fraction to the nearest whole share (up or down), with half shares or less being rounded down and fractions in excess of half of a share being rounded up. The holder of a Warrant by the acceptance of the Warrant expressly waives his right to receive any fractional share of Common Stock upon exercise of a Warrant. If Warrant Certificates evidencing more than one Warrant shall be presented for exercise at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Warrants so to be exercised.

5.                                       Loss or Mutilation.

If (a) any mutilated Warrant Certificate is surrendered to the Warrant Agent or (b) both (i) there shall be delivered to the Company and the Warrant Agent (A) a claim by a Holder as to the destruction, loss or wrongful taking of any Warrant Certificate of such Holder and a request thereby for a new replacement Warrant Certificate, and (B) such indemnity bond as may be required by and satisfactory to them to save each of them and any agent of either of them harmless and (ii) such other reasonable requirements as may be imposed by the Company as permitted by Section 8-405 of the Uniform Commercial Code have been satisfied, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a “protected purchaser” within the meaning of Section 8-405 of the Uniform Commercial Code, the Company shall execute and upon its written request the Warrant Agent shall countersign and deliver to the registered Holder of the lost, wrongfully taken, destroyed or mutilated Warrant Certificate, in exchange therefor or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. At the written request of such registered Holder, the new Warrant Certificate so issued shall be retained by the Warrant Agent as having been surrendered for exercise, in lieu of delivery thereof to such Holder, and shall be deemed for purposes of Section 3.2 to have been surrendered for exercise on the date the conditions specified in clauses (a) or (b) of the preceding sentence were first satisfied.

Upon the issuance of any new Warrant Certificate under this Section 5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith.

Every new Warrant Certificate executed and delivered pursuant to this Section 5 in lieu of any lost, wrongfully taken or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the allegedly lost, wrongfully taken or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.

The provisions of this Section 5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, wrongfully taken, or destroyed Warrant Certificates.

6.                                       Reservation and Authorization of Common Stock.

The Company covenants that, for the duration of the Exercise Period, the Company will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the exercise of the Warrants and free of preemptive rights, such number of shares of Common Stock and other securities, cash or property as from time to time shall be issuable upon the exercise in full of all outstanding Warrants. The Company further covenants that it shall, to the fullest extent permitted by law, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued would otherwise be insufficient to allow delivery of all the shares of Common Stock then deliverable upon the exercise in full of all outstanding Warrants. The Company covenants that all shares of Common Stock issuable upon exercise of the Warrants will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than as specified in Section 2.4 and the Stockholders Agreement, and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company shall take all such lawful actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic stock exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company covenants that all shares of Common Stock will, at all times that Warrants are exercisable, be duly approved for listing subject to official notice of issuance on each securities exchange, if any, on which the Common Stock is then listed. The Company covenants that the stock certificates issued to evidence any shares of Common Stock issued upon exercise of Warrants will comply with the General Corporation Law of the State of Delaware and any other applicable law.

The Company hereby authorizes and directs its current and future transfer agents for the Common Stock at all times to reserve stock certificates for such number of authorized shares as shall be requisite for such purpose. The Warrant Agent is hereby authorized to requisition from time to time from any such transfer agents stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement, and the Company hereby authorizes and directs such transfer agents to comply with all such requests of the Warrant Agent. The Company will supply such transfer agents with duly executed stock certificates for such purposes.

7.                                       Warrant Transfer Books.

The Warrant Agent will maintain an office (the “Corporate Agency Office”) in the United States of America, where Warrant Certificates may be surrendered for registration of transfer or exchange and where Warrant Certificates may be surrendered for exercise of Warrants evidenced thereby, which office is located at 6201 15th Avenue, Brooklyn, New York 11219 on the Original Issue Date. The Warrant Agent will give prompt written notice to all Holders of Warrant Certificates of any change in the location of such office.

The Warrant Certificates evidencing the Warrants shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent designated for such purpose a warrant register (the “Warrant Register”) in which, subject to such reasonable regulations as the Warrant Agent may prescribe and such regulations as may be prescribed by law or the rules of the exchange on which the Warrants or Common Stock are listed, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided.

Upon surrender for registration of transfer of any Warrant Certificate at the Corporate Agency Office, the Company shall execute, and the Warrant Agent shall countersign and deliver, in the name of the designated transferee or transferees, one or more new Warrant Certificates evidencing a like aggregate number of Warrants.

At the option of the Holder, Warrant Certificates may be exchanged at the office of the Warrant Agent upon payment of the charges hereinafter provided for other Warrant Certificates evidencing a like aggregate number of Warrants. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute, and the Warrant Agent shall countersign and deliver, the Warrant Certificates of the same tenor and evidencing the same number of Warrants as evidenced by the Warrant Certificates surrendered by the Holder making the exchange.

All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Warrant Certificates; provided, however, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

The Warrant Agent shall, upon request of the Company from time to time, deliver to the Company such reports of registered ownership of the Warrants and such records of transactions with respect to the Warrants and the shares of Common Stock as the Company may request. The Warrant Agent shall also make available to the Company for inspection by the Company’s agents or employees, from time to time as the Company may request, such original books of accounts and records maintained by the Warrant Agent in connection with the issuance and exercise of Warrants hereunder, such inspections to occur at the Corporate Agency Office during normal business hours.

The Warrant Agent shall keep copies of this Agreement and any notices given to Holders hereunder available for inspection by the Holders during normal business hours at the Corporate Agency Office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

8.                                       Warrant Holders.

8.1                                 No Voting or Dividend Rights. Subject to the provisions of Section 10.2 hereof and except as may be specifically provided for herein, until the exercise of any Warrant:

(i)                                     no Holder of a Warrant Certificate evidencing any Warrant shall have or exercise any rights by virtue hereof as a holder of Common Stock of the Company, including, without limitation, the right to vote, to receive dividends and other distributions as a holder of Common Stock or to receive notice of, or attend, meetings of, stockholders or any other proceedings of the Company;

(ii)                                  the consent of any such Holder shall not be required with respect to any action or proceeding of the Company;

(iii)                               except with respect to any Received Dividend, no such Holder, by reason of the ownership or possession of a Warrant or the Warrant Certificate representing the same, shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the stockholders of the Company prior to, or for which the relevant record date preceded, the date of the exercise of such Warrant; and

(iv)                              no such Holder shall have any right not expressly conferred hereunder or under, or by applicable law with respect to, the Warrant Certificate held by such Holder.

8.2                                 Rights of Action. All rights of action against the Company in respect of this Agreement, except rights of action vested in the Warrant Agent, are vested in the Holders of the Warrant Certificates, and any Holder of any Warrant Certificate, without the consent of the Warrant Agent or the Holder of any other Warrant Certificate, may, in such Holder’s own behalf and for such Holder’s own benefit, enforce and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder’s right to exercise such Holder’s Warrants in the manner provided in this Agreement.

8.3                                 Treatment of Holders of Warrant Certificates. Every Holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company, with the Warrant Agent and with every subsequent holder of such Warrant Certificate that, prior to due presentment of such Warrant Certificate for registration of transfer, the Company and the Warrant Agent may treat the Person in whose name the Warrant Certificate is registered as the absolute owner thereof (notwithstanding any notation of ownership or other writing made in a Warrant Certificate by anyone), for all purposes and as the Person entitled to exercise the rights granted under the Warrants, and neither the Company, the Warrant Agent nor any agent thereof shall be affected by any notice to the contrary.

9.                                       Concerning the Warrant Agent.

9.1                                 Nature of Duties and Responsibilities Assumed. The Company hereby appoints the Warrant Agent to act as agent of the Company as set forth in this Agreement. The Warrant Agent hereby accepts the appointment as agent of the Company and agrees to perform that agency upon the terms and conditions set forth in this Agreement and in the Warrant Certificates or as the Company and the Warrant Agent may hereafter agree, by all of which the Company and the Holders of Warrant Certificates, by their acceptance thereof, shall be bound; provided, however, that the terms and conditions contained in the Warrant Certificates are subject to and governed by this Agreement or any other terms and conditions hereafter agreed to by the Company and the Warrant Agent.

The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to validity or authorization of (i) the Warrants or the Warrant Certificates (except as to its countersignature thereon), (ii) any securities or other property delivered upon exercise of any Warrant, (iii) the accuracy of the computation of the number or kind or amount of stock or other securities or other property deliverable upon exercise of any Warrant, or (iv) the correctness of any of the representations of the Company made in such certificates that the Warrant Agent receives. The Warrant Agent shall not at any time have any duty to calculate or determine whether any facts exist that may require any adjustments pursuant to Section 4 hereof with respect to the kind and amount of shares or other securities or any property issuable to Holders upon the exercise of Warrants required from time to time. The Warrant Agent shall have no duty or responsibility to determine the accuracy or correctness of such calculation or with respect to the methods employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Section 4 hereof, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Section 4 hereof or to comply with any of the covenants of the Company contained in Section 4 hereof.

The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith on the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates or (iii) be liable for any act or omission in connection with this Agreement except for its own gross negligence, bad faith or willful misconduct.

The Warrant Agent is hereby authorized to accept and protected in accepting instructions with respect to the performance of its duties hereunder by Company Order and to apply to any such officer named in such Company Order for instructions (which instructions will be promptly given in writing when requested), and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions in any Company Order.

The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided, however, reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

The Warrant Agent shall act solely as agent of the Company hereunder and does not assume any obligation or relationship of agency or trust for or with any of the Holders or any beneficial owners of Warrants. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein or specifically set forth in the Warrant Certificates, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent whose duties and obligations shall be determined solely by the express provisions hereof or the express provisions of the Warrant Certificates.

If the Warrant Agent shall receive any notice or demand (other than notice of or demand for exercise of the Warrants) addressed to the Company by any Holder, the Warrant Agent shall promptly forward such notice or demand to the Company.

9.2           Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

9.3           Compensation, Reimbursement and Indemnification. The Company agrees to pay the Warrant Agent from time to time reasonable compensation for all fees and expenses relating to its services hereunder as the Company and the Warrant Agent may agree from time to time and to reimburse the Warrant Agent for reasonable expenses and disbursements, including reasonable counsel fees incurred in connection with the execution and administration of this Agreement. The Company further agrees to indemnify the Warrant Agent for and save it harmless against any losses, liabilities or reasonable expenses arising out of or in connection with the acceptance and administration of this Agreement, including the reasonable costs, legal fees and expenses of investigating or defending any claim of such liability, except that the Company shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent’s own gross negligence, bad faith or willful misconduct.  No provision of this Agreement shall be construed to relieve the Warrant Agent from liability for its own gross negligence, bad faith or willful misconduct.  Notwithstanding the foregoing, the Company shall not be responsible for any settlement made without its prior written consent.

9.4           Warrant Agent May Hold Company Securities. The Warrant Agent, any Countersigning Agent and any stockholder, director, officer or employee of the Warrant Agent or any Countersigning Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its Subsidiaries, become pecuniarily interested in transactions in which the Company or its Subsidiaries may be interested, contract with or lend money to the Company or its Subsidiaries or otherwise act as fully and freely as though it were not the Warrant Agent or the Countersigning Agent, respectively, under this Agreement. Nothing herein shall preclude the Warrant Agent or any Countersigning Agent from acting in any other capacity for the Company or for any other legal entity.

9.5          Resignation and Removal; Appointment of Successor.

(a)           The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent’s own gross negligence, bad faith or willful misconduct) after giving 30 days’ prior written notice to the Company. The Company may remove the Warrant Agent upon 30 days’ written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the expense of the Company, cause notice to be given in accordance with Section 10.1(b) to each Holder of a Warrant Certificate of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new Warrant Agent. If the Company shall fail to make such appointment within a period of 30 calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any new Warrant Agent, whether appointed by the Company or by such a court, shall be a Corporation doing business under the laws of the United States or any state thereof in good standing, authorized under such laws to act as Warrant Agent, and having a combined capital and surplus of not less than $25,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment, provided, however, such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the reasonable expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof with the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 9.5(a), however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of a new Warrant Agent as the case may be.

(b)           Any Corporation into which the Warrant Agent or any new Warrant Agent may be merged, or any Corporation resulting from any consolidation to which the Warrant Agent or any new Warrant Agent shall be a party to this Agreement, shall be a successor Warrant Agent under this Agreement without (except as specified in the following sentence) the execution or filing of any document or any further act on the part of any of the parties hereto; provided, that such Corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 9.5(a). Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be given in accordance with Section 10.1(b) to each Holder of a Warrant Certificate at such Holder’s last address as shown on the Warrant Register.

10.          Notices.

10.1        Notices Generally.

(a)           Any request, notice, direction, authorization, consent, waiver, demand or other communication permitted or authorized by this Agreement to be made upon, given or furnished to or filed with the Company or the Warrant Agent by the other party hereto or by any Holder shall be sufficient for every purpose hereunder if in writing (including telecopy communication) and shall be deemed to have been duly given or made, (i) when delivered, if delivered by hand, (ii) on the first Business Day after being delivered to a recognized courier (whose stated terms of delivery are one Business Day to the destination of such notice), (iii) three days after being deposited in the mail, first class and postage prepaid, or (iv) upon confirmation of receipt in the case of telecopy communication as follows:

If to the Company, to it at:

Aventine Renewable Energy Holdings, Inc.

One Lincoln Center

5400 LBJ Freeway, Suite 450

Dallas, Texas  75240

Attention: Chief Executive Officer

Telecopy no.: 214-451-6799

or

If to the Warrant Agent, to it at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: Reorganization Department

Telecopy no.: 718-921-5001

or, in either case, such other address as shall have been set forth in a notice delivered in accordance with this Section 10.1(a).

(b)           Where this Agreement provides for notice to Holders of any event, such notice shall be deemed given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Warrant Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by a method approved by the Warrant Agent as one which would be most reliable under the circumstances for successfully delivering the notice to the addressees shall constitute a sufficient notification for every purpose hereunder.

10.2         Required Notices to Holders. In the event the Company shall propose:

(i)            to make or issue any dividend or other distribution to holders of Common Stock of any stock, other securities, cash, assets or property or of any rights to subscribe for or purchase any shares of stock of any class or any other securities, rights or options; or

(ii)           to effect any Transaction; or

(iii)          to effect the voluntary or involuntary dissolution, liquidation or winding- up of the Company; or

(iv)          to effect any reclassification of its Common Stock; or

(v)           to commence a Company Offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such Company Offer),

then, and in each such case, the Company shall cause to be filed with the Warrant Agent and shall give to each Holder of a Warrant Certificate, in accordance with Section 10.1(b), a notice of such proposed action. Such notice shall specify: (x) the date on which a record is to be taken for the purposes of such dividend or distribution; (y) the date on which such reclassification, Transaction, liquidation, dissolution or winding up is expected to become effective, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, Transaction, liquidation, dissolution or winding up (in the case of a Transaction) and whether the Transaction is a CoC Transaction; or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Such notice shall be given, in the case of any action covered by clause (i) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action or, in the case of any action covered by clauses (ii) through (v) above, at least 20 days prior to the applicable effective or expiration date specified above or, in any such case, prior to such earlier time as notice thereof shall be required to be given pursuant to Rule l0b-17 under the Exchange Act.

The Company may, in its sole discretion, cause to be filed with the Warrant Agent and give to each Holder of a Warrant Certificate, in accordance with Section 10.1(b), a notice of the possible further occurrence of any proposed Change of Control that has been publicly announced. Such notice shall specify the date on which such Change of Control is expected to be consummated and (assuming such Change of Control is consummated) the Expiration Time (after giving effect to such notice) and a statement to the effect that all Warrants will terminate and become void (and (subject to Section 3.7) the Warrant Certificates therefor cancelled) at the Expiration Time.

If at any time the Company shall cancel any of the proposed transactions for which notice has been given under the first two paragraphs of this Section 10.2 prior to the consummation thereof, the Company shall give each Holder prompt notice of such cancellation in accordance with Section 10.1(b) hereof.

The Company shall cause to be filed with the Warrant Agent and shall give to each Holder of a Warrant Certificate, in accordance with Section 10.1(b), a notice of the consummation of any Change of Control no later than the fifth Business Day after the consummation thereof. Such notice shall specify the time at which such Change of Control was consummated and the Expiration Time arising as a result thereof and a statement to the effect that, subject to Section 3.7, all Warrants will terminate and become void at the Expiration Time.

11.          Inspection.

The Warrant Agent shall cause a copy of this Agreement to be available at all reasonable times at the office of the Warrant Agent for inspection by the Holder of any Warrant Certificate. The Warrant Agent may require such Holder to submit his Warrant Certificate for inspection by it.

12.          Amendments.

The Company and the Warrant Agent may, without the consent or concurrence of the Holders of the Warrant Certificates, by supplemental agreement or otherwise, amend this Agreement for the purpose of making any changes or corrections in this Agreement that (i) are required to cure any ambiguity or to correct or supplement any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained or (ii) add to the covenants and agreements of the Company in this Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or powers reserved to or conferred upon the Company in this Agreement; provided, however, that in either case such amendment shall not adversely affect the rights or interests of the Holders of the Warrant Certificates hereunder in any material respect. This Agreement may otherwise be amended by the Company and the Warrant Agent only with the consent of the Holders of Warrant Certificates evidencing a majority of the then outstanding Warrants, except that no amendment or waiver that affects Sections 2.4 or 3.2(a) or this Section 12 shall be effective without the approval of a majority of the Original Restricted Holders.

The Warrant Agent shall join with the Company in the execution and delivery of any such amendment unless such amendment affects the Warrant Agent’s own rights, duties or immunities hereunder, in which case the Warrant Agent may, but shall not be required to, join in such execution and delivery. Upon execution and delivery of any amendment pursuant to this Section 12, such amendment shall be considered a part of this Agreement for all purposes and every Holder of a Warrant Certificate theretofore or thereafter countersigned and delivered hereunder shall be bound thereby.

In the event of any amendment, modification or waiver, the Company will give prompt written notice thereof to all Holders as specified in the next paragraph.  If an amendment changes the terms of a Warrant Certificate, the Company or the Warrant Agent may require the Holder of the Warrant Certificate to deliver the Warrant Certificate to the Warrant Agent.  The Warrant Agent, at the written direction of the Company, may place an appropriate notation on the Warrant Certificate regarding the changed terms and return it to the Holder and the Warrant Agent may place an appropriate notation on any Warrant Certificate thereafter authenticated.  Alternatively, if the Company or the Warrant Agent so determines, the Company in exchange for the Warrant Certificate shall execute, issue and deliver and, upon receipt of a Company Order, the Warrant Agent shall authenticate a new Warrant Certificate that reflects the changed terms.  Failure to make an appropriate notation, or issue a new Warrant Certificate, shall not in any way impair or affect the validity of any such amendment.

Promptly after the execution by the Company and the Warrant Agent of any such amendment, the Company shall give notice to the Holders of Warrant Certificates, setting forth in general terms the substance of such amendment, in accordance with the provisions of Section 10.1(b). Any failure of the Company to mail such notice or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

13.          Waivers.

The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if (i) the Company has obtained the written consent of Holders of Warrant Certificates evidencing a majority of the then outstanding Warrants, and (ii) any consent required pursuant to Section 12 has been obtained.

14.          Successor to Company.

So long as Warrants remain outstanding, the Company will not enter into any Non- Surviving Transaction unless the acquirer shall expressly assume by a supplemental agreement, executed and delivered to the Warrant Agent, in form reasonably satisfactory to the Warrant Agent, the due and punctual performance of every covenant of this Agreement on the part of the Company to be performed and observed and shall have provided for exercise rights in accordance with Section 4.1(j). Upon the consummation of such Non- Surviving Transaction, the acquirer shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such acquirer had been named as the Company herein.

15.          Headings.

The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

16.          Counterparts.

This Agreement may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document.  All counterparts shall be construed together and constitute the same instrument.  This Agreement, to the extent signed and delivered by means of a facsimile machine or electronic delivery (i.e., by email of a PDF signature page), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by electronic delivery as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

17.          Severability.

If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future Applicable Laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom.  Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

18.          Persons Benefiting.

This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent, and their respective successors and assigns and the Holders from time to time of the Warrant Certificates. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the Company, the Warrant Agent and the Holders of the Warrant Certificates, any rights or remedies under or by reason of this Agreement or any part hereof. Each Holder, by acceptance of a Warrant Certificate, agrees to all of the terms and provisions of this Agreement applicable thereto.

19.          Applicable Law.

IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN N.Y. GEN. OBLIG. LAW §5-1401), EXCEPT TO THE EXTENT THAT THE CORPORATION LAW OF THE STATE OF INCORPORATION OF THE COMPANY MANDATORILY APPLIES.

20.          Entire Agreement.

This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

21.          Termination

Subject to Section 3.7, and in accordance with Section 3.2(a), this Agreement shall terminate upon the earlier of (i) the Expiration Time and upon, if and to the extent applicable, the delivery by the Company to the Holders of all shares of Common Stock and other securities or property in respect of all Warrants duly exercised on or prior to the Expiration Time and (ii) when all Warrants have been exercised upon the delivery to the Holders of all shares of Common Stock and other securities or property in respect of all Warrants duly exercised.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ John W Castle
	Name:	John Castle
	Title:	Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:	/s/ Paula Caroppoli
	Name:	Paula Caroppoli
	Title:	Senior Vice President

Signature Page to Warrant Agreement

EXHIBIT A

Face of Warrant Certificate

[Insert if required pursuant to Section 2.4(a) of the Warrant Agreement — THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NO INTEREST HEREIN MAY BE SOLD, OFFERED, ASSIGNED, DISTRIBUTED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING ANY SUCH TRANSACTION OR (B) THE COMPANY AND ITS COUNSEL ARE OTHERWISE SATISFIED THAT SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ALL STATE SECURITIES LAWS.  THE TRANSFERABILITY OF THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS CONTAINED IN [(A)] THE WARRANT AGREEMENT, DATED AS OF SEPTEMBER 24, 2012, BETWEEN THE COMPANY AND A WARRANT AGENT, WHICH WARRANT AGREEMENT THE COMPANY WILL FURNISH TO THE HOLDER HEREOF UPON REQUEST [AND (B) THE STOCKHOLDERS AGREEMENT, DATED AS OF SEPTEMBER 24, 2012, BETWEEN THE COMPANY AND THE OTHER PARTIES THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY].](1)

[Insert if required pursuant to Section 2.4(e) of the Warrant Agreement —NOTWITHSTANDING ANY OTHER PROVISION OF THE WARRANTS EVIDENCED HEREBY OR THE RELATED WARRANT AGREEMENT, THE WARRANTS EVIDENCED BY THIS WARRANT CERTIFICATE MAY BE EXERCISED ONLY IF (1) THE REGISTERED HOLDER IS AN ORIGINAL RESTRICTED HOLDER, (2) A REGISTRATION STATEMENT IS IN EFFECT AS TO SUCH EXERCISE OR (3) THE COMPANY RECEIVES A WRITTEN OPINION OF LEGAL COUNSEL (WHO SHALL BE, AND WHOSE LEGAL OPINION SHALL BE, REASONABLY SATISFACTORY TO THE COMPANY) ADDRESSED TO THE COMPANY TO THE EFFECT THAT THE PROPOSED EXERCISE OF THE WARRANTS MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT](2)

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

WARRANT CERTIFICATE

EVIDENCING

WARRANTS TO PURCHASE COMMON STOCK

No.	, , Warrants

(1)  Legend to be included on all Warrant Certificates; bracketed provisions to be included on Warrant Certificates of Original Restricted Holders.

(2)  Legend to be included on all Warrant Certificates.

THIS CERTIFIES THAT, for value received,                     , or registered assigns, is the registered owner of     ,     ,      Warrants to Purchase Common Stock of Aventine Renewable Energy Holdings, Inc., a Delaware corporation (the “Company”, which term includes any successor thereto under the Warrant Agreement (as defined on the reverse of this Warrant Certificate)), and is entitled, subject to and upon compliance with the provisions hereof and of the Warrant Agreement, at such Holder’s (as defined in the Warrant Agreement) option, at any time when the Warrants (as defined in the Warrant Agreement) evidenced hereby are exercisable, to purchase from the Company one share of Common Stock (as defined in the Warrant Agreement) of the Company for each Warrant evidenced hereby, at the purchase price of $61.75 per share (as adjusted from time to time in accordance with the Warrant Agreement, the “Exercise Price”), payable in full at the time of purchase (unless a Cashless Exercise (as defined in the Warrant Agreement) is permitted by the Warrant Agreement), the number of shares of Common Stock into which and the Exercise Price at which each Warrant shall be exercisable each being subject to adjustment as provided in Section 4 of the Warrant Agreement, subject to the right of the Holder from and after a CoC Transaction Effective Time (as defined in the Warrant Agreement) to receive a cash amount, with such cash amount calculated in accordance with the formula set forth in the Warrant Agreement.

All shares of Common Stock issuable by the Company upon the exercise of Warrants shall, upon such issuance, be duly and validly issued and fully paid and nonassessable. The Company shall pay any and all taxes (other than income taxes) that may be payable in respect of the payment of any cash amount or the issue or delivery of shares of Common Stock on exercise of Warrants or pursuant to Section 3.7 of the Warrant Agreement. The Company shall not be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any certificates or book-entry records made, if applicable, for shares of Common Stock or payment of cash to any Person (as defined in the Warrant Agreement) other than the Holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Warrant Agent (as defined on the reverse side of this Warrant Certificate) and the Company shall not be required to issue or deliver any certificate or make any book-entry record or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Warrant Agent or to the Company or (b) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.

Each Warrant evidenced hereby may be exercised (i) by the Holder hereof that is a Majority Stockholder (as defined in the Warrant Agreement) at the Exercise Price then in effect at any time on any Business Day during the period commencing on the Original Issue Date (as defined in the Warrant Agreement) and ending at the Expiration Time (as defined on the reverse side of this Warrant Certificate) or (ii) by a Holder hereof that is not a Majority Stockholder at the Exercise Price then in effect at any time during any period commencing on the Exercise Date (as defined in the Warrant Agreement) and ending at the Expiration Time, subject to any restrictions on exercise set forth on the face of this Warrant Certificate or in the Warrant Agreement; provided, that no Warrant evidenced hereby shall be exercisable unless the Warrant is “in the money” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Subject to the provisions hereof and of the Warrant Agreement, the Holder of this Warrant Certificate may exercise all or any whole number of the Warrants evidenced hereby by surrendering this Warrant Certificate to the Warrant Agent at its office maintained for such purpose (the “Corporate Agency Office”) with the form of exercise on the reverse hereof duly executed, together with (unless a Cashless Exercise is permitted by the Warrant Agreement) payment in full of the Exercise Price as then in effect for each share of Common Stock receivable upon exercise of each Warrant being submitted for exercise and (in the case of a Cashless Exercise is permitted by the Warrant Agreement) designation of such Cashless Exercise on such form of exercise. Any such payment of the Exercise Price (unless a Cashless Exercise permitted by the Warrant Agreement) is to be, at the option of the Holder, in any combination of (i) certified bank check or official bank check in New York Clearing House funds payable to the order of the Company and delivered to the Warrant Agent at the Corporate Agency Office or (ii) wire transfer in immediately available funds to such other account of the Company at such banking institution as the Company shall have designated from time to time for such purpose.

Reference is hereby made to the further provisions of (i) this Warrant Certificate set forth on the reverse hereof and (ii) the Warrant Agreement, each of which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless this Warrant Certificate has been countersigned by the Warrant Agent by manual signature of an authorized officer on behalf of the Warrant Agent, this Warrant Certificate shall not be valid for any purpose and no Warrant evidenced hereby shall be exercisable.

IN WITNESS WHEREOF, the Company has caused this certificate to be duly executed.

Dated:                            , 20

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:
Name:	Calvin Stewart
Title:	Chief Financial Officer

[SEAL]

ATTEST:

Countersigned:

AMERICAN STOCK TRANSFER &
TRUST COMPANY, LLC, as Warrant Agent

By:
Authorized Agent

Reverse of Warrant Certificate

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

WARRANT CERTIFICATE

EVIDENCING

WARRANTS TO PURCHASE COMMON STOCK

The Warrants evidenced hereby are one of a duly authorized issue of Warrants of the Company designated as its Warrants to Purchase Common Stock (“Warrants”), limited in aggregate number to 787,855, issued under and in accordance with the Warrant Agreement, dated as of September 24, 2012 (the “Warrant Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent (the “Warrant Agent”, which term includes any successor thereto permitted under the Warrant Agreement), to which Warrant Agreement and all amendments thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Warrant Agent, the Holders of Warrant Certificates and the owners of the Warrants evidenced thereby and of the terms upon which the Warrant Certificates are, and are to be, countersigned and delivered. A copy of the Warrant Agreement shall be available at all reasonable times at the office of the Warrant Agent for inspection by the Holder hereof.

The Warrant Agreement provides that, in addition to certain adjustments to the number of shares of Common Stock into which a Warrant is exercisable and the Exercise Price required to be made in certain circumstances, in the case of any Transaction (as defined in the Warrant Agreement), the Company shall (or, in the case of any Non-Surviving Transaction (as defined in the Warrant Agreement), the Company shall cause the other Person involved in such Transaction to) execute and deliver to the Warrant Agent a written instrument providing that (i) the Warrants evidenced hereby, if then outstanding, will be exercisable thereafter, during the period the Warrants evidenced hereby shall be exercisable as specified herein, only into the Substituted Property (as defined in the Warrant Agreement) that would have been receivable upon such Transaction by a holder of the number of shares of Common Stock that would have been issued upon exercise of such Warrant if such Warrant had been exercised in full immediately prior to such Transaction (upon certain assumptions specified in the Warrant Agreement), assuming that the Warrants evidenced hereby were exercisable at the time of such Transaction at the Exercise Price as then in effect; and (ii) the rights and obligations of the Company (or, in the case of any Non-Surviving Transaction, the other Person involved in such Transaction) and the holders in respect of Substituted Property shall be as nearly equivalent as may be practicable to the rights and obligations of the Company and Holders in respect of Common Stock.

Except as provided in the Warrant Agreement (including Section 3.7 of the Warrant Agreement), all outstanding Warrants shall expire and all rights of the Holders of Warrant Certificates evidencing such Warrants shall terminate and cease to exist, at the Expiration Time. “Expiration Time” shall mean the earlier of 5:00 p.m., New York time on September 24, 2017, and (b) if a Change of Control (as defined in the Warrant Agreement) occurs, the Change of Control Expiration Time therefor or, in either event, such earlier date as the Company shall have designated pursuant to the Warrant Agreement upon satisfaction of certain conditions set forth in the Warrant Agreement. “Change of Control Expiration Time” means, with respect to any Change of Control, (i) if (but only if) such Change of Control constitutes a CoC Transaction, immediately prior to the time of consummation of such Change of Control; or (ii) otherwise, the later of (A) 5:00 p.m., New York time on the date 20 days after the earlier of (x) the date on which notice of the consummation of such Change of Control has been duly given by the Company under and in accordance with the fourth paragraph of Section 10.2 of the Warrant Agreement and (y) the date (if any) on which notice of the possible future occurrence thereof was duly given by the Company under and in accordance with the second paragraph of Section 10.2 of the Warrant Agreement and (B) immediately after the time of consummation of such Change of Control.

In the event of the exercise of less than all of the Warrants evidenced hereby, a new Warrant Certificate of the same tenor and for the number of Warrants which are not exercised shall be issued by the Company in the name or upon the written order of the Holder of this Warrant Certificate upon the cancellation hereof.

The Warrant Certificates are issuable only in registered form in denominations of whole numbers of Warrants. Upon surrender at the office of the Warrant Agent and payment of the charges specified herein and in the Warrant Agreement, this Warrant Certificate may be exchanged for Warrant Certificates in other authorized denominations or the transfer hereof may be registered in whole or in part in authorized denominations to one or more designated transferees; provided, however, that such other Warrant Certificates issued upon exchange or registration of transfer shall evidence the same aggregate number of Warrants as this Warrant Certificate. The Company shall cause to be kept at the office of the Warrant Agent the Warrant Register in which, subject to such reasonable regulations as the Warrant Agent may prescribe and such regulations as may be prescribed by law, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates. No service charge shall be made for any registration of transfer or exchange of Warrant Certificates; provided, however, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

Prior to due presentment of this Warrant Certificate for registration of transfer, the Company, the Warrant Agent and any agent of the Company or the Warrant Agent may treat the Person in whose name this Warrant Certificate is registered as the owner hereof (notwithstanding any notation of ownership or other writing made in a Warrant Certificate by anyone) for all purposes, and neither the Company, the Warrant Agent nor any such agent shall be affected by notice to the contrary.

The Warrant Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Warrant Certificates under the Warrant Agreement at any time by the Company and the Warrant Agent with the consent of the Holders of Warrant Certificates evidencing a majority of the then outstanding Warrants.

Until the exercise of any Warrant, subject to the provisions of the Warrant Agreement and except as may be specifically provided for in the Warrant Agreement, (i) no Holder of a Warrant Certificate evidencing any Warrant shall have or exercise any rights by virtue hereof as a holder of Common Stock of the Company, including, without limitation, the right to vote, to receive dividends and other distributions or to receive notice of, or attend meetings of, stockholders or any other proceedings of the Company; (ii) the consent of any such Holder shall not be required with respect to any action or proceeding of the Company; (iii) except with respect to any Received Dividend (as defined in the Warrant Agreement), no such Holder, by reason of the ownership or possession of a Warrant or the Warrant Certificate representing the same, shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions (except as specifically provided in the Warrant Agreement), paid, allotted or distributed or distributable to the stockholders of the Company prior to or for which the relevant record date preceded the date of the exercise of such Warrant; (iv) no such Holder shall have any right not expressly conferred by the Warrant Agreement or under, or by applicable law with respect to, the Warrant Certificate held by such Holder; and (v) nothing in the Warrant Agreement or this Warrant Certificate held by such Holder shall be construed as conferring upon the Holder any of the rights set forth in clauses (i) through (iv) above.

This Warrant Certificate, each Warrant evidenced thereby and the Warrant Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the corporation law of the state of incorporation of the Company specifically and mandatorily applies.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

Form of Exercise

In accordance with and subject to the terms and conditions hereof and of the Warrant Agreement, the undersigned registered Holder of this Warrant Certificate hereby irrevocably elects to exercise Warrants evidenced by this Warrant Certificate and represents that such Holder has tendered (unless the fourth box below has been checked by the Holder) the Exercise Price for each of the Warrants evidenced hereby being exercised in the aggregate amount of $                        , in the indicated combination of:

☐	CERTIFIED BANK CHECK PAYABLE TO THE ORDER OF THE COMPANY ($ )
☐	OFFICIAL BANK CHECK IN NEW YORK CLEARING HOUSE FUNDS PAYABLE TO THE ORDER OF THE COMPANY ($ );
☐	WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS TO THE ACCOUNT DESIGNATED BY THE COMPANY FOR SUCH PURPOSE ($ ); OR
☐	CASHLESS EXERCISE IN ACCORDANCE WITH THE FORMULA SET FORTH IN SECTION 3.2(c) OF THE WARRANT AGREEMENT.

If (but only if) the Company has given written notice under and in accordance with Section 10.2 of the Warrant Agreement of the possible future occurrence of a Change of Control, exercise of [              ] of the Warrants is subject to and contingent upon and to be effective (subject to the other conditions to exercise specified in the Warrant Agreement) at the time of consummation of such Change of Control referred to in the Company’s notice dated                     , 20       given pursuant to Section 10.2 of the Warrant Agreement.

[Insert if required pursuant to Section 2.4 of the Warrant Agreement for Original Restricted Holders (except as otherwise noted) — The undersigned hereby acknowledges, understands, agrees, certifies, represents and warrants, on behalf of itself and on behalf of each Account (defined below), if any, that:

1.             The undersigned is an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act and related interpretations of the Securities and Exchange Commission (the “SEC”).  See Annex A for the definition of Accredited Investor.(3)

2.             The undersigned is acquiring the shares of Common Stock on the undersigned’s own behalf and account or on behalf and account of each Account, and not for the account of others, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or any other applicable securities laws; provided, however, that by making the representations herein, the undersigned does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.    Neither the undersigned nor any Account was formed for the specific purpose of acquiring the shares of Common Stock.

3.             (a) The shares of Common Stock being acquired by the undersigned have not been registered under the Securities Act or the securities laws of any state, in reliance on one or more exemptions therefrom for transactions not involving a public offering, (b) such shares of Common Stock have not been approved or disapproved by the SEC or by any other federal or state agency, (c) no such agency has passed on the accuracy or adequacy of disclosures made to the undersigned by the Company and (d) no federal or state governmental agency has passed on or made any recommendation or endorsement of, or made any findings or determination as to the fairness of, such shares of Common Stock or an investment in the Company.

4.             (a) The shares of Common Stock are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, (b) if the undersigned or such Account decides to resell, pledge or otherwise transfer the shares of Common Stock, such shares may be resold, pledged or transferred only (i) to the Company, (ii) pursuant to an effective

(3)  If the undersigned is acting and exercising (or proposes to exercise) warrants for shares of Common Stock on behalf of the accounts (each, an “Account” and collectively, “Accounts”) set forth on Annex B, over which the undersigned possesses full discretionary authority to exercise warrants for shares of Common Stock, such Account is an Accredited Investor that meets the eligibility criteria for Accredited Investors set forth on such Annex B and notice has been given to each such Account that such exercise is being made in reliance on Section 4(a)(2) of the Securities Act.

registration statement under the Securities Act, (iii) pursuant to an available exemption from the registration requirements of the Securities Act and applicable state securities laws and the laws of any other applicable jurisdiction, subject, at all times, in all cases, to compliance with applicable state and federal securities laws and the laws of any other applicable jurisdiction, [(c) the undersigned acknowledges that the underlying shares of Common Stock are or will be pursuant hereto subject to terms and provisions of (i) that certain Stockholders Agreement, dated as of September 24, 2012, by and among the Company, each of the parties identified as “Investors” on Schedule A thereto and each of the parties identified as “Existing Stockholders” on Schedule A thereto (the “Stockholders Agreement”) and (ii) that certain Registration Rights Agreement, dated as of September 24, 2012, by and among the Company and each of the Holders (as defined therein) (the “Registration Rights Agreement”)](4), and (d) the undersigned will, and each subsequent holder is required to, notify any subsequent transferee of the underlying shares of Common Stock from the undersigned of the resale restrictions referred to in clause (b) of this paragraph.

5.             There is no established market for shares of Common Stock and that no public market for the shares of Common Stock may develop.

6.             Each certificate or book-entry record representing shares of Common Stock will contain the following or substantially similar legend, unless otherwise agreed by the Company:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NO INTEREST HEREIN MAY BE SOLD, OFFERED, ASSIGNED, DISTRIBUTED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING ANY SUCH TRANSACTION OR (B) THE COMPANY AND ITS COUNSEL ARE OTHERWISE SATISFIED THAT SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ALL STATE SECURITIES LAWS.  THE TRANSFERABILITY OF THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS CONTAINED IN (A) THE WARRANT AGREEMENT, DATED SEPTEMBER     , 2012, BETWEEN THE COMPANY AND A WARRANT AGENT, WHICH WARRANT AGREEMENT THE COMPANY WILL FURNISH TO THE HOLDER HEREOF UPON REQUEST AND (B) THE STOCKHOLDERS AGREEMENT, DATED AS OF SEPTEMBER 24, 2012, AMONG THE COMPANY AND THE OTHER PARTIES THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

7.             The undersigned, on its own behalf and on behalf of each Account, hereby makes the representations, warranties, covenants and agreements deemed to have been made by each investor under the Warrant Agreement and agrees to be bound by the restrictions set forth therein.

(4)  Required with respect to all Warrant Certificates.

[The undersigned, on its own behalf and on behalf of each Account, if any, agrees, as a condition to the receipt by the undersigned or its Account upon the exercise of any Warrants, to execute a joinder to, and be bound by the terms of, each of the Stockholders Agreement and the Registration Rights Agreement, and that it or such Account shall be entitled to the benefits thereof only to the extent it complies with its obligations under each such agreement.](5)

8.             The undersigned, each Account, if any, and their professional advisor(s), if any, have the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of the offering of the shares of Common Stock to the extent that the Company possesses the same or could acquire it without unreasonable effort or expense, as the undersigned, any such Account and any professional advisor(s) deem necessary to verify the accuracy of the information referred to in any of the Company’s Exchange Act filings or any other materials provided to the undersigned or such Account. The undersigned, each Account, and the undersigned’s and such Account’s professional advisor(s), if any, have asked such questions, received such answers and obtained such information as the undersigned, each Account and the undersigned’s professional advisor(s), if any, deem necessary to verify the accuracy of (a) the information referred to in any of the Company’s Exchange Act filings or any other materials provided to the undersigned or each Account and (b) any other information that the undersigned, such Account and the undersigned’s and such Account’s professional advisor(s), if any, deem relevant to making an investment decision with respect to the shares of Common Stock.

9.             The undersigned and each Account, if any, (a) is able to act on its own behalf for itself in the transactions contemplated hereby, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the shares of Common Stock and has sought such accounting, legal and tax advice as deemed necessary to make an informed investment decision, and (c) has the ability to bear the economic risks of the undersigned’s or such Account’s investment in the shares of Common Stock and can afford the complete loss of such investment.

10.           The Company may request from the undersigned and/or any Account such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned or any Account to acquire the shares of Common Stock, and may request from time to time such information as the Company may deem necessary to determine the eligibility of the undersigned or any Account to hold the shares of Common Stock or to enable the Company to determine the Company’s compliance with applicable regulatory requirements or tax status, and the undersigned and each Account shall provide such information as may reasonably be requested.

11.           With respect to each Account (a) the undersigned is acting as the authorized agent on behalf of each Account and has full discretionary authority to make investment decisions on behalf of each Account, (b) the undersigned has direct knowledge of the identity of each Account and has made reasonable, recent (within six months prior to the date hereof) inquiry as to the eligibility of each Account to acquire the shares of Common Stock pursuant to the terms set forth in the Warrant Agreement and based thereon, each Account is eligible to acquire the shares of Common Stock set forth opposite such Account’s name on Annex B pursuant to the terms set

(5)  Required with respect to all Warrant Certificates.

forth in the Warrant Agreement and (c) the undersigned is duly authorized and empowered by each Account to act for and legally bind such Account and to execute this exercise notice and make and enter into the acknowledgments, understandings, agreements, representations and warranties contained herein, including, without limitation, the binding commitment to acquire the shares of Common Stock, on behalf of such Account and such acknowledgments, understandings, agreements, representations and warranties constitute legal, valid and binding obligations of each such Account, enforceable against each such Account in accordance with the terms hereof, to the same extent as if made and entered into directly by each such Account.

12.           The execution, delivery and performance of this exercise notice by the undersigned, on its own behalf and on behalf of each Account, if any, are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned or any Account is a party or by which the undersigned or any Account is bound, and, if the undersigned or any Account is not an individual, will not violate any provisions of such entity’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this exercise notice is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same, or, if the undersigned is not an individual, the signatory has been duly authorized to execute the same, and this exercise notice constitutes a legal, valid and binding obligation of the undersigned and each Account, if any, enforceable in accordance with its terms.

13.           The undersigned and each Account became aware of this offering of the Common Stock, and the shares of Common Stock were offered to the undersigned and each Account, solely by means of direct contact between the undersigned or each such Account and the Company, with whom the undersigned and each Account had prior to such contact an existing business relationship. Neither the undersigned nor any Account became aware of this offering of the shares of Common Stock, nor were the shares of Common Stock offered to the undersigned or any Account by any other means, including, in each case, by any form of general solicitation or general advertising. The undersigned, on its own behalf and on behalf of each Account, if any, understands and agrees that the shares of Common Stock are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

14.           The Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, understandings, agreements, certifications, representations and warranties and if any of such acknowledgments, understandings, agreements, certifications, representations and warranties are no longer accurate, the undersigned shall promptly notify the Company.  Each acquisition by the undersigned or any Account, if any, of securities of the Company from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, certifications, representations and warranties herein (as modified by any such notice) by the undersigned and any such Account as of the time of such acquisition.

15.           The Company is entitled to rely upon this exercise notice and is irrevocably authorized to produce this exercise notice or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

The undersigned requests that the shares of Common Stock issuable upon exercise be in fully registered form in such denominations and registered in such names and delivered, together with any other property receivable upon exercise, in such manner as is specified in the instructions set forth below.

If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:	Name:
(Please Print)
(Insert Social Security or Other Identifying Number of Holder)

Address:

Signature

(Signature must conform in all respects to name of Holder as specified on the face of this Warrant Certificate and must bear a signature medallion guarantee by a bank or broker, trust company or member firm of a national securities exchange.)

Signature Guaranteed:

Instructions (i) as to denominations and names of Common Stock issuable upon exercise and as to delivery of such securities and any other property issuable upon exercise and (ii) if applicable, as to Warrant Certificates evidencing unexercised Warrants:

[Insert if required pursuant to Section 2.4 of the Warrant Agreement for Original Restricted Holders — Annex A]

“Accredited Investor” means:

1.                                       Any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

2.                                       Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

3.                                       Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.                                       Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

5.                                       Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000;

(i)                                     Except as provided in paragraph 5(ii) and (iii) below, for purposes of calculating net worth under this paragraph 5:

(A)                              The person’s primary residence shall not be included as an asset;

(B)                                Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(C)                                Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

(ii)                                  Paragraph 5(i) above will not apply to any calculation of a person’s net worth made in connection with a purchase of securities on or prior to July 20, 2010 or in accordance with a right to purchase securities, provided that in the latter case:

(A)                              Such right was held by the person on July 20, 2010;

(B)                                The person qualified as an Accredited Investor on the basis of net worth at the time the person acquired such right; and

(C)                                The person held securities of the same issuer, other than such right, on July 20, 2010;

(iii)                               For purposes of this form, assume that paragraph 5(ii) does not apply;

6.                                       Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.                                       Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; and

8.                                       Any entity in which all of the equity owners are Accredited Investors.

[Insert if required pursuant to Section 2.4 of the Warrant Agreement for Original Restricted Holders — Annex B]

Accounts of Others

Account Name, Social Security No. or EIN, State of Residence (Indiv.), Principal Place of Business (Entities) and Type of Entity (Entities)	Eligibility(1)	Number of Shares of Common Stock Subscribed For	Name of DTC Participant	Participant’s DTC Account Number	Investor’s Account Number with DTC Participant

(1)                                  INDICATE, USING THE CRITERIA SET FORTH ON ANNEX A UNDER THE ACCREDITED INVESTOR DEFINITION WHETHER SUCH ACCOUNT QUALIFIES AS AN ACCREDITED INVESTOR, AND THE TYPE OF BUYER.

Assignment

(Form of Assignment To Be Executed If Holder Desires To Transfer Warrant Certificate)

FOR VALUE RECEIVED                                                          hereby sells, assigns and transfers unto

Please insert social security or
other identifying number

(Please print name and address including zip code)

the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint Attorney, to transfer said Warrant Certificate on the books of the within-named Company with full power of substitution in the premises.

Signature
Dated:

(Signature must conform in all respects to name of Holder as specified on the face of this Warrant Certificate and must bear a signature medallion guarantee by a bank or broker, trust company or member firm of a national securities exchange.)

Signature Guaranteed:

[Insert if required pursuant to Section 2.4 of the Warrant Agreement — The undersigned proposed transferee hereby acknowledges, understands, agrees, certifies, represents and warrants, on behalf of itself and on behalf of each Account (defined below), if any, that:

1.                                       The undersigned is an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act and related interpretations of the Securities and Exchange Commission (the “SEC”).  See Annex A for the definition of Accredited Investor.(6)

2.                                       The undersigned is acquiring the Warrants (and, as applicable, the underlying shares of Common Stock) on the undersigned’s own behalf and account or on behalf and account of each Account, and not for the account of others, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or any other applicable securities laws; provided, however, that by making the representations herein, the undersigned does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  Neither the undersigned nor any Account was formed for the specific purpose of acquiring the Warrants (and, as applicable, the underlying shares of Common Stock).

3.                                       (a) The Warrants (and, as applicable, the underlying shares of Common Stock) being acquired by the undersigned have not been registered under the Securities Act or the securities laws of any state, in reliance on one or more exemptions therefrom for transactions not involving a public offering, (b) such Warrants (and, as applicable, the underlying shares of Common Stock) have not been approved or disapproved by the SEC or by any other federal or state agency, (c) no such agency has passed on the accuracy or adequacy of disclosures made to the undersigned by the Company and (d) no federal or state governmental agency has passed on or made any recommendation or endorsement of, or made any findings or determination as to the fairness of, such Warrants (and, as applicable, the underlying shares of Common Stock) or an investment in the Company.

4.                                       (a) The Warrants (and, as applicable, the underlying shares of Common Stock) are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, (b) if the undersigned or such Account decides to resell, pledge or otherwise transfer the Warrants (and, as applicable, the underlying shares of Common Stock), such securities may be resold, pledged or transferred only (i) to the Company, (ii) pursuant to an effective registration statement under the Securities Act or (iii) pursuant to an available exemption from the registration requirements of the Securities Act and applicable state securities laws and the laws of any other applicable jurisdiction, subject, at all times, in all cases, to compliance with applicable state and federal securities laws and the laws of any other applicable

(6)  If the undersigned is acting and acquiring (or proposes to acquire) the Warrants (and, as applicable, the underlying shares of Common Stock) on behalf of the accounts (each, an “Account” and collectively, “Accounts”) set forth on Annex B, over which the undersigned possesses full discretionary authority to purchase the Warrants (and, as applicable, the underlying shares of Common Stock), such Account is an Accredited Investor that meets the eligibility criteria for Accredited Investors set forth on such Annex B and notice has been given to each such Account that such sale or delivery is being made in reliance on Section 4(a)(2) of the Securities Act.

jurisdiction, [(c) the undersigned acknowledges that the Warrants and the shares of Common Stock underlying the Warrants are or will be pursuant hereto subject to terms and provisions of (i) that certain Stockholders Agreement, dated as of September 24, 2012, by and among the Company, each of the parties identified as “Investors” on Schedule A thereto and each of the parties identified as “Existing Stockholders” on Schedule A thereto (the “Stockholders Agreement”) and (ii) that certain Registration Rights Agreement, dated as of September 24, 2012, by and among the Company and each of the Holders (as defined therein) (the “Registration Rights Agreement”)](7), and (d) the transferee will, and each subsequent holder is required to, notify any subsequent transferee of the Warrants (and, as applicable, the underlying shares of Common Stock) from the undersigned of the resale restrictions referred to in clause (b) of this paragraph.

5.                                       There is no established market for the Warrants (and, as applicable, the underlying shares of Common Stock) and no public market for the Warrants (and, as applicable, the underlying shares of Common Stock) may develop.

6.                                       If the Warrants are issued in certificated form, each certificate representing Warrants will contain the following or substantially similar legends, unless otherwise agreed by the Company:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NO INTEREST HEREIN MAY BE SOLD, OFFERED, ASSIGNED, DISTRIBUTED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING ANY SUCH TRANSACTION OR (B) THE COMPANY AND ITS COUNSEL ARE OTHERWISE SATISFIED THAT SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ALL STATE SECURITIES LAWS.  THE TRANSFERABILITY OF THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS CONTAINED IN [(A)] THE WARRANT AGREEMENT, DATED AS OF SEPTEMBER 24, 2012, BETWEEN THE COMPANY AND A WARRANT AGENT, WHICH WARRANT AGREEMENT THE COMPANY WILL FURNISH TO THE HOLDER HEREOF UPON REQUEST [AND (B) THE STOCKHOLDERS AGREEMENT, DATED AS OF SEPTEMBER 24, 2012, AMONG THE COMPANY AND THE OTHER PARTIES THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY].”(8)

(7)  Bracketed provisions to be included on Warrant Certificates of Original Restricted Holders.

(8)  Bracketed provisions to be included on Warrant Certificates of Original Restricted Holders.

“NOTWITHSTANDING ANY OTHER PROVISION OF THE WARRANTS EVIDENCED HEREBY OR THE RELATED WARRANT AGREEMENT, THE WARRANTS EVIDENCED BY THIS WARRANT CERTIFICATE MAY BE EXERCISED ONLY IF (1) THE REGISTERED HOLDER IS AN ORIGINAL RESTRICTED HOLDER, (2) A REGISTRATION STATEMENT IS IN EFFECT AS TO SUCH EXERCISE OR (3) THE COMPANY RECEIVES A WRITTEN OPINION OF LEGAL COUNSEL (WHO SHALL BE, AND WHOSE LEGAL OPINION SHALL BE, REASONABLY SATISFACTORY TO THE COMPANY) ADDRESSED TO THE COMPANY TO THE EFFECT THAT THE PROPOSED EXERCISE OF THE WARRANTS MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT.”

7.                                       The undersigned, on its own behalf and on behalf of each Account, hereby makes the representations, warranties, covenants and agreements deemed to have been made by each investor under the Warrant Agreement and agrees to be bound by the restrictions set forth therein.  [The undersigned, on its own behalf and on behalf of each Account, if any, agrees, as a condition to the receipt by the undersigned or its Account of any Warrants, to execute a joinder to, and be bound by the terms of, each of the Stockholders Agreement and the Registration Rights Agreement, and that it or such Account shall be entitled to the benefits thereof only to the extent it complies with its obligations under each such agreement.](9)

8.                                       The undersigned, each Account, if any, and their professional advisor(s), if any, have the right to ask questions of and receive answers from the Company and its officers and directors or the transferor and its officers and directors, and to obtain such information concerning the terms and conditions of the offering of the Warrants (and, as applicable, the underlying shares of Common Stock) to the extent that the Company or the transferor possesses the same or could acquire it without unreasonable effort or expense, as the undersigned, any such Account and any professional advisor(s) deem necessary to verify the accuracy of the information referred to in any of the Company’s Exchange Act filings or any other materials provided to the undersigned or such Account. The undersigned, each Account, and the undersigned’s and such Account’s professional advisor(s), if any, have asked such questions, received such answers and obtained such information as the undersigned, each Account and the undersigned’s professional advisor(s), if any, deem necessary to verify the accuracy of (a) the information referred to in any of the Company’s Exchange Act filings or any other materials provided to the undersigned or each Account and (b) any other information that the undersigned, such Account and the undersigned’s and such Account’s professional advisor(s), if any, deem relevant to making an investment decision with respect to the Warrants (and, as applicable, the underlying shares of Common Stock).

9.                                       The undersigned and each Account, if any, (a) is able to act on its own behalf for itself in the transactions contemplated hereby, (b) has such knowledge and experience in

(9)  Bracketed provisions to be included on Warrant Certificates of Original Restricted Holders.

financial and business matters as to be capable of evaluating the merits and risks of an investment in the Warrants (and, as applicable, the underlying shares of Common Stock) and has sought such accounting, legal and tax advice as deemed necessary to make an informed investment decision, and (c) has the ability to bear the economic risks of the undersigned’s or such Account’s investment in the Warrants (and, as applicable, the underlying shares of Common Stock) and can afford the complete loss of such investment.

10.                                 The Company or the transferor may request from the undersigned and/or any Account such additional information as the Company or the transferor may deem necessary to evaluate the eligibility of the undersigned or any Account to acquire the Warrants (and, as applicable, the underlying shares of Common Stock), and may request from time to time such information as the Company or the transferor may deem necessary to determine the eligibility of the undersigned or any Account to hold the Warrants (and, as applicable, the underlying shares of Common Stock) or to enable the Company or the transferor to determine the Company’s or the transferor’s compliance with applicable regulatory requirements or tax status, and the undersigned and each Account shall provide such information as may reasonably be requested.

11.                                 With respect to each Account (a) the undersigned is acting as the authorized agent on behalf of each Account and has full discretionary authority to make investment decisions on behalf of each Account, (b) the undersigned has direct knowledge of the identity of each Account and has made reasonable, recent (within six months prior to the date hereof) inquiry as to the eligibility of each Account to acquire the Warrants (and, as applicable, the underlying shares of Common Stock) pursuant to the terms set forth in the Warrant Agreement and based thereon, each Account is eligible to acquire the Warrants set forth opposite such Account’s name on Annex B pursuant to the terms set forth in the Warrant Agreement and (c) the undersigned is duly authorized and empowered by each Account to act for and legally bind such Account and to execute this assignment and make and enter into the acknowledgments, understandings, agreements, representations and warranties contained herein, including, without limitation, the binding commitment to acquire the Warrants (and, as applicable, the underlying shares of Common Stock), on behalf of such Account and such acknowledgments, understandings, agreements, representations and warranties constitute legal, valid and binding obligations of each such Account, enforceable against each such Account in accordance with the terms hereof, to the same extent as if made and entered into directly by each such Account.

12.                                 The execution, delivery and performance of this assignment by the undersigned, on its own behalf and on behalf of each Account, if any, are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned or any Account is a party or by which the undersigned or any Account is bound, and, if the undersigned or any Account is not an individual, will not violate any provisions of such entity’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this assignment is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same, or, if the undersigned is not an individual, the signatory has been duly authorized to execute the same, and this assignment constitutes a legal, valid and binding obligation of the undersigned and each Account, if any, enforceable in accordance with its terms.

13.                                 The undersigned and each Account became aware of this offering of the Warrants (and, as applicable the Common Stock), and the Warrants (and, as applicable the shares of Common Stock) were offered to the undersigned and each Account, solely by means of direct contact between the undersigned or each such Account and the transferor, with whom the undersigned and each Account had prior to such contact an existing business relationship. Neither the undersigned nor any Account became aware of this offering of the Warrants (and, as applicable the shares of Common Stock), nor were the Warrants (and, as applicable the shares of Common Stock) offered to the undersigned or any Account by any other means, including, in each case, by any form of general solicitation or general advertising. The undersigned, on its own behalf and on behalf of each Account, if any, understands and agrees that the Warrants (and, as applicable the shares of Common Stock) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

14.                                 The Company, the transferor and others will rely upon the truth and accuracy of the foregoing acknowledgments, understandings, agreements, certifications, representations and warranties and if any of such acknowledgments, understandings, agreements, certifications, representations and warranties are no longer accurate, the undersigned shall promptly notify the Company and the transferor.  Each acquisition by the undersigned or any Account, if any, of securities of the Company from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, certifications, representations and warranties herein (as modified by any such notice) by the undersigned and any such Account as of the time of such acquisition.

15.                                 The Company and the transferor are entitled to rely upon this assignment and are irrevocably authorized to produce this assignment or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Signature of Transferee(s)

Name and Title

Institution and State of Formation

Address

Telephone Number (including area code)

Facsimile Number (including area code)

Email Address

DTC Information:

Full legal name of person through which transferee holds its securities (i.e., name of transferee’s broker or the DTC Participant, if applicable, through which transferee’s securities are held):

Name of Broker:

DTC Participant Number:

Investor’s Account Number with Participant:

Contact Person:

Telephone Number (including area code):

Email Address:

[Insert if required pursuant to Section 2.4 of the Warrant Agreement — Annex A]

“Accredited Investor” means:

1.                                       Any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

2.                                       Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

3.                                       Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.                                       Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

5.                                       Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000;

(i)                                     Except as provided in paragraph 5(ii) and (iii) below, for purposes of calculating net worth under this paragraph 5:

(A)                              The person’s primary residence shall not be included as an asset;

(B)                                Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(C)                                Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

(ii)                                  Paragraph 5(i) above will not apply to any calculation of a person’s net worth made in connection with a purchase of securities on or prior to July 20, 2010 or in accordance with a right to purchase securities, provided that in the latter case:

(A)                              Such right was held by the person on July 20, 2010;

(B)                                The person qualified as an Accredited Investor on the basis of net worth at the time the person acquired such right; and

(C)                                The person held securities of the same issuer, other than such right, on July 20, 2010;

(iii)                               For purposes of this form, assume that paragraph 5(ii) does not apply;

9.                                       Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

10.                                 Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; and

11.                                 Any entity in which all of the equity owners are Accredited Investors.

[Insert if required pursuant to Section 2.4 of the Warrant Agreement — Annex B]

Accounts of Others

Account Name, Social Security No. or EIN, State of Residence (Indiv.), Principal Place of Business (Entities) and Type of Entity (Entities)	Eligibility(1)	Number of Shares of Common Stock Subscribed For	Name of DTC Participant	Participant’s DTC Account Number	Investor’s Account Number with DTC Participant

(1)                                  INDICATE, USING THE CRITERIA SET FORTH ON ANNEX A UNDER THE ACCREDITED INVESTOR DEFINITION WHETHER SUCH ACCOUNT QUALIFIES AS AN ACCREDITED INVESTOR, AND THE TYPE OF BUYER.